UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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Four Corners Property Trust, Inc.

(Name of Registrant as Specified in Its Charter)

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591 Redwood Highway, Suite 1150
Mill Valley, California 94941
(415) 965-8030

May 3, 2016

Dear Four Corners Property Trust, Inc. Stockholder:

You are cordially invited to the Four Corners Property Trust, Inc. 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 16, 2016, at 2:00 p.m. Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders. You will be able to attend the annual meeting, vote and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/FCPT2016 and entering your unique control number provided in the Notice of Internet Availability of Proxy Materials described below or proxy card.

At the Annual Meeting, you will be asked to (i) elect five directors to our Board of Directors, (ii) ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, (iii) approve the material terms for payment of performance-based compensation under the Four Corners Property Trust, Inc. 2015 Omnibus Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iv) transact such other business as may properly come before the meeting or any postponements or adjournments thereof. The accompanying Notice of 2016 Annual Meeting of Stockholders describes these matters.

We have elected to provide access to our proxy materials on the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. Our proxy materials are available at www.proxyvote.com. We have sent a Notice of Internet Availability of Proxy Materials to each of our stockholders, providing instructions on how to access our proxy materials, including this Proxy Statement and our 2015 Annual Report to Stockholders, on the Internet. Please read the enclosed information carefully before submitting your proxy.

Please join us at the virtual Annual Meeting. Whether or not you plan to attend, it is important that you authorize your proxy promptly. If you do attend the virtual Annual Meeting, you may revoke your proxy by electronically voting during the virtual Annual Meeting.

Sincerely,

William H. Lenehan President, Chief Executive Officer and Director

591 Redwood Highway, Suite 1150
Mill Valley, California 94941
(415) 965-8030

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Four Corners Property Trust, Inc.:

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Four Corners Property Trust, Inc., a Maryland corporation, will be held via live webcast at www.virtualshareholdermeeting.com/FCPT2016, on Thursday, June 16, 2016, at 2:00 p.m. Eastern Time, for the following purposes:

1. To consider and vote upon the election of five directors to the Board of Directors to serve until the 2017 Annual Meeting of Stockholders and until their successors have been duly elected and qualify;

2. To consider and vote upon the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

3. To consider and vote to approve the material terms for payment of performance-based compensation under the Four Corners Property Trust, Inc. 2015 Omnibus Incentive Plan, as amended, for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended; and

4. To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

We know of no other matters to come before the Annual Meeting. Only stockholders of record at the close of business on Tuesday, April 19, 2016, are entitled to notice of and to vote at the Annual Meeting or at any postponements or adjournments thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2016. Our Proxy Statement and 2015 Annual Report are available at www.proxyvote.com.

Regardless of the number of shares of common stock you hold, as a stockholder your role is very important and the Board of Directors strongly encourages you to exercise your right to vote.

BY ORDER OF THE BOARD OF DIRECTORS

JAMES L. BRAT General Counsel and Secretary

Dated: May 3, 2016
Mill Valley, California

TABLE OF CONTENTS

GENERAL INFORMATION REGARDING SOLICITATION AND VOTING	1

PROPOSAL ONE: ELECTION OF DIRECTORS	5

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	8

PROPOSAL THREE: APPROVAL OF THE MATERIAL TERMS FOR THE PAYMENT OF PERFORMANCE-BASED COMPENSATION UNDER THE FOUR CORNERS PROPERTY TRUST, INC. 2015 OMNIBUS INCENTIVE PLAN FOR PURPOSES OF SECTION 162(M) OF THE INTERNAL REVENUE CODE	9

CORPORATE GOVERNANCE	14

Corporate Governance Profile	14
Our Board	14
Identifying and Evaluating Director Nominees.	14
Board Leadership Structure	15
Committees of the Board of Directors	15
Board Oversight of Risk Management	19
Corporate Governance Guidelines	19
Code of Ethics	20
Prohibition on Short Sales, Hedging, Pledging and Margin Accounts	20
Communications with the Board	20
Attendance of Directors at Annual Meetings of Stockholders	20
Compensation Committee Interlocks and Insider Participation	20

AUDIT COMMITTEE REPORT	21

2015 DIRECTOR COMPENSATION	22

EXECUTIVE OFFICERS	24

EXECUTIVE COMPENSATION	25

2015 Summary Compensation Table	25
2016 Long-Term Incentive Awards	28

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	31

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	32

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	33

Procedures for Approval of Related Party Transactions	33
Related Party Transactions	33
Leases with Darden	33
Transition Services Agreement	33
Franchise Agreements	33

MISCELLANEOUS	34

Stockholder Proposals and Nominations	34
Householding	34
Other Matters	34

Appendix A: Four Corners Property Trust, Inc. 2015 Omnibus Incentive Plan, as amended	A-1

591 Redwood Highway, Suite 1150
Mill Valley, California 94941
(415) 965-8030

PROXY STATEMENT

GENERAL INFORMATION REGARDING SOLICITATION AND VOTING

General

This proxy statement will first be made available to stockholders on or about May 3, 2016. This proxy statement is furnished by the Board of Directors (the “Board”) in connection with its solicitation of proxies for Four Corners Property Trust, Inc.’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 16, 2016, at 2:00 p.m. Eastern Time, via live webcast at www.virtualshareholdermeeting.com/FCPT2016, and any postponements or adjournments thereof. Unless the context requires otherwise, references in this proxy statement to “we,” “our,” “us” and the “Company” refer to Four Corners Property Trust, Inc., a Maryland corporation, together with its consolidated subsidiaries.

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders entitled to notice of and to vote at the Annual Meeting and at any postponement or adjournment thereof. The Notice is being mailed to stockholders on or about May 3, 2016. Stockholders will have the ability to access the proxy materials at www.proxyvote.com or request to receive a printed set of the proxy materials by mail or an electronic set of materials by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe these rules allow us to provide our stockholders with the information they need, while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2016. Our Proxy Statement and 2015 Annual Report to Stockholders are available at www.proxyvote.com.

Certain of our directors, officers and employees may solicit proxies by telephone, personal contact, or other means of communication. They will not receive any additional compensation for these activities. In addition, brokers, banks and other persons holding common stock on behalf of beneficial owners will be requested to solicit proxies or authorizations from beneficial owners. We will bear all costs incurred in connection with the preparation, assembly

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and mailing of the proxy materials and the solicitation of proxies and, upon request, will reimburse brokers, banks and other nominees, fiduciaries and custodians for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of our common stock.

No person is authorized to give any information or to make any representation not contained in this proxy statement, and, if given or made, you should not rely on that information or representation as having been authorized by us. The delivery of this proxy statement does not imply that the information herein has remained unchanged since the date of this proxy statement.

Four Corners Property Trust, Inc.

We were formed as a Maryland corporation on July 2, 2015 and on November 9, 2015, Darden Restaurants, Inc. (“Darden”) completed a separation and spin-off transaction pursuant to which Darden contributed to us select real estate and restaurant assets in exchange for our shares of common stock, which Darden subsequently distributed to its stockholders on a pro rata basis (the “Spin-Off”).

Questions and Answers Regarding the Annual Meeting

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to:

•	consider and vote upon the election of five directors to the Board to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify (Proposal One);

•	consider and vote upon the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal Two);

•	consider and vote to approve the material terms for payment of performance-based compensation under the Four Corners Property Trust, Inc. 2015 Omnibus Incentive Plan, as amended (the “2015 Plan”), for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (Proposal Three); and

•	transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The proposals set forth in this proxy statement constitute the only business that the Board intends to present at the Annual Meeting. The proxy does, however, confer discretionary authority upon the proxy holders named on the proxy card or their substitutes, to vote on any other business that may properly come before the Annual Meeting. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.

Who is entitled to vote at the Annual Meeting?

The close of business on Tuesday, April 19, 2016, has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. Only stockholders of record as of the close of business on the Record Date are entitled to receive notice of, to attend, and to vote at the Annual Meeting. On the Record Date, our outstanding voting securities consisted of 59,881,864 shares of common stock. Each share of common stock is entitled to one vote. Votes may not be cumulated in the election of directors.

How do I vote?

If your shares are registered directly in your name with our transfer agent, Wells Fargo Bank, N.A., you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by us. You may authorize your proxy in the following ways:

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•	Via the Internet by following the instructions provided in the Notice;

•	If you request printed copies of the proxy materials by mail, by filling out the proxy card included with the materials; or

•	By calling the toll-free number found on the proxy card or the Notice.

Proxies authorized properly via one of the methods discussed above will be voted in accordance with the instructions contained therein. If the proxy is authorized but voting directions are not made, the proxy will be voted “FOR” each of the five director nominees, “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, “FOR” the approval of the material terms of the 2015 Plan for purposes of Section 162(m) of the Code and in such manner as the proxy holders named on the proxy card, in their discretion, determine upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.” You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.

If your shares of common stock are held through a broker, bank or other nominee, under applicable rules of the New York Stock Exchange (the “NYSE”) (the exchange on which our common stock is traded), the brokers will vote your shares according to the specific instructions they receive from you. If a broker that holds shares of our common stock for a beneficial owner does not receive voting instructions from that owner, the broker may vote on the proposal if it is considered a “routine” matter under the NYSE’s rules, including this year’s ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Pursuant to the rules of the NYSE, the election of directors and the vote to approve the material terms of the 2015 Plan for purposes of Section 162(m) of the Internal Revenue Code are not “routine” matters as to which brokers, banks or other nominees may vote in their discretion on behalf of clients who have not furnished voting instructions. When a broker, bank or other nominee does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner, it is referred to as a “broker non-vote.”

How can I attend the virtual Annual Meeting?

You may vote electronically during the Annual Meeting at www.proxyvote.com by entering your unique control number provided in the Notice or proxy card and following the instructions.

What will constitute a quorum at the Annual Meeting?

Presence in person (by means of remote communication) at the virtual Annual Meeting or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting constitutes a quorum. If the shares present in person (by means of remote communication) or by proxy at the Annual Meeting do not constitute a quorum, the Annual Meeting may be adjourned by the chairperson of the Annual Meeting to a date not more than 120 days after the Record Date without notice other than announcement at the Annual Meeting. Shares that are voted “FOR,” “AGAINST,” or “ABSTAIN” will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you are a stockholder of record as of the Record Date and have returned a valid proxy or attend the virtual Annual Meeting in person (by means of remote communication), your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. “Broker non-votes” will also be counted as present for purposes of determining the presence of a quorum.

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How many votes are needed for the proposals to pass?

The proposals to be voted on at the Annual Meeting have the following voting requirements:

Proposal One: Pursuant to our bylaws, in an uncontested election, the five director nominees will be elected by a majority of votes cast. This means that the number of votes “FOR” a director’s election exceeds the number of votes “AGAINST” the director’s election. Cumulative voting is not permitted. Abstentions and broker non-votes, if any, will not be counted as votes cast on Proposal One and will have no effect on this proposal. However, under our Bylaws, if a director nominee in an uncontested election does not receive at least a majority of the votes cast for the election of directors at any meeting at which a quorum is present, the director must promptly tender his or her resignation to the Board and remain a director until the Board appoints an individual to fill the office held by such director.

Proposals Two and Three: You may vote “FOR,” “AGAINST,” or “ABSTAIN” on Proposals Two and Three. To be approved, each of Proposals Two and Three must receive the affirmative vote of a majority of the votes cast, in person (by means of remote communication) or by proxy, at the Annual Meeting on each proposal. Abstentions and broker non-votes, if any, will not be counted as votes cast on Proposals Two or Three and will have no effect on the result of these votes.

What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

•	“FOR” each of the five director nominees set forth in Proposal One;

•	“FOR” Proposal Two, relating to the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and

•	“FOR” Proposal Three, relating to the approval of the material terms for payment of performance-based compensation under the 2015 Plan for purposes of Section 162(m) of the Code.

Any properly authorized proxy as to which no instructions are given will be voted in accordance with the foregoing recommendations.

Can I change my vote after I have voted?

You may revoke your proxy at any time prior to it being exercised by (i) delivering a written notice of revocation to our Secretary, (ii) filing a duly executed proxy bearing a later date with us or (iii) electronically voting during the Annual Meeting at www.virtualshareholdermeeting.com/FCPT2016 when you enter your unique control number. If you attend the virtual Annual Meeting, you may vote online whether or not you have previously given a proxy, but your presence (without further action) at the Annual Meeting will not constitute revocation of a previously given proxy. If you hold your shares through a broker, bank or other nominee holder, only they can revoke your proxy on your behalf.

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PROPOSAL ONE: ELECTION OF DIRECTORS

The Board currently has five directors. The five persons named below, each of whom currently serves on our Board, have been recommended by our Nominating and Governance Committee and nominated by our Board to serve on the Board until our 2017 Annual Meeting of Stockholders and until their respective successors are elected and qualify. Each of the director nominees has consented to being named in this Proxy Statement and to serve as a director if elected. Based on its review of the relationships between the director nominees and the Company, the Board has determined that all of our directors, other than William H. Lenehan, our President and Chief Executive Officer, are independent under applicable SEC and NYSE rules.

The Board has no reason to believe that any of the persons named below as a nominee for our Board will be unable, or will decline, to serve as a member of the Board if elected. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board.

Under the Nominating and Governance Committee’s Director Nomination Protocol, in general, while there are no specific minimum qualifications for nominees, any candidate for service on the Board should possess the highest personal and professional ethics and be committed to representing the long-term interests of our stockholders. See “Corporate Governance — Identifying and Evaluating Director Nominees.”

Nominees for Election as Directors

The table below sets forth the names and ages of each of the individuals nominated for election at the Annual Meeting, as well as the positions and offices with us currently held by such individuals.

Name	Position With the Company	Age as of the Annual Meeting
William H. Lenehan	Director, President and Chief Executive Officer	39

Douglas B. Hansen, Jr.	Director	58

John S. Moody	Director, Chairperson of the Board	67

Marran H. Ogilvie	Director	47

Paul E. Szurek	Director	55

Board Nominees

William H. Lenehan has served as our President and Chief Executive Officer since 2015 and joined the Board in 2015. Mr. Lenehan is a real estate industry professional with significant experience in net leased properties and public company corporate governance matters. Mr. Lenehan served on the board of directors of Darden from October 2014 until he resigned effective as of November 9, 2015 to become our President and Chief Executive Officer. From June 2012 until its sale in late 2014, Mr. Lenehan served as a special advisor to the board of directors of EVOQ Properties, Inc., the owner of a substantial portfolio of development assets in downtown Los Angeles, California. Previously, Mr. Lenehan was the Interim Chief Executive Officer of MI Developments, Inc., a real estate operating company with a global net lease portfolio, from June 2011 to December 2011. From August 2001 to February 2011, Mr. Lenehan was an investment professional at Farallon Capital Management, LLC, a global institutional asset management firm. Mr. Lenehan joined the board of directors of Macy’s, Inc. in April 2016. Mr. Lenehan served as a director of Gramercy Property Trust Inc., a commercial real estate investment company focused on acquiring and managing net leased office and industrial assets, from January 2012 until December 2015. From May 2012 until May 2015, Mr. Lenehan served on the board of directors of Stratus Properties Inc., a real estate development company. Mr. Lenehan is a graduate of Claremont McKenna College.

Mr. Lenehan’s qualifications for election to the Board include his extensive executive experience in the real estate industry and his leadership, corporate governance and risk management abilities gained through his experience described above.

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Douglas B. Hansen, Jr. is a Director and joined the Board in 2015. Mr. Hansen is also the chairperson of our Investment Committee. Since 2011, Mr. Hansen has served as CEO of Atria Properties, LLC, a commercial real estate brokerage company. Since 2009, Mr. Hansen has served as President of Resonant Capital, Inc., a business services company. Mr. Hansen is a Founder of Redwood Trust, Inc., and served as Redwood’s President from 1994 through 2008. He retired from his position as President of Redwood Trust, Inc. at the end of 2008. Mr. Hansen currently serves as Vice Chairman of the board of directors of Redwood Trust, Inc. and has been a director of Redwood Trust, Inc. since 1994. From 1990 through 1997, he was a Principal with GB Capital. Mr. Hansen holds a Bachelor’s degree in Economics from Harvard College and a Master of Business Administration degree from Harvard Business School.

Mr. Hansen’s qualifications for election to the Board include his extensive experience as a director and executive in a number of companies in the real estate industry, including his experience in relation to corporate governance, executive compensation and risk management.

John S. Moody is the Chairperson of the Board and joined the Board in 2015. Mr. Moody is also the chairperson of our Compensation Committee. Mr. Moody has been an Independent Director of Potlatch Corporation since September 2006 and currently serves as Lead Independent Director. Since 2010, he has served as President of Parkside Capital, LLC in Houston, which is the General Partner and Manager of Parkside Capital Land Fund, LTD. From 2007 through 2009, Mr. Moody served as President of Proterra Management LLC in Houston, which is the General Partner and Manager of Proterra Realty Fund, LTD. From 2004 through 2005, Mr. Moody served as President and Chief Executive Officer of HRO Asset Management, LLC. From 2001 to 2004, he was President of Marsh & McLennan Real Estate Advisors, Inc. He has also served as a Director of Huron Consulting Group since 2005, and Hines Global REIT, Inc., a commercial real estate REIT since 2009. From 2000 to 2005, Mr. Moody served on the board of directors of Equity Office Properties Trust, and from 2004 to 2006, he served on the board of directors of CRIIMI MAE, Inc., both of which were publicly traded REITs. Mr. Moody graduated from Stanford University with a Bachelor’s degree and received his Juris Doctorate with honors from the University of Texas.

Mr. Moody’s qualifications for election to the Board include his extensive experience as a director and executive in a number of companies in the real estate industry, including his experience in relation to corporate governance, executive compensation and risk management.

Marran H. Ogilvie is a Director and joined the Board in 2015. Ms. Ogilvie is also the chairperson of our Nominating and Governance Committee. Ms. Ogilvie has served as an Advisor to the Creditors Committee for the Lehman Brothers International (Europe) Administration since 2008, as a Director of LSB Industries, Inc., a manufacturing company, since 2015, as a Director of Seventy Seven Energy Inc., an oil field services company, since 2014, as a Director of Zais Financial Corporation, a real estate investment trust, since 2013 and as a Director for the Korea Fund, an investment company, since 2012. Ms. Ogilvie served as a Director for Southwest Bancorp, a regional commercial bank from January 2012 to April 2015. Prior to that, Ms. Ogilvie was a member of Ramius, LLC, an alternative investment management firm, where she served in various capacities from 1994 to 2009 before the firm’s merger with Cowen Group, including as Chief Operating Officer from 2007 to 2009 and General Counsel from 1997 to 2007. Following the merger, Ms. Ogilvie became Chief of Staff at Cowen Group, Inc. until 2010. Ms. Ogilvie received a Bachelor’s degree from the University of Oklahoma and a Juris Doctorate from St. John’s University.

Ms. Ogilvie’s qualifications for election to the Board include her extensive experience as a director and executive in a number of companies in a variety of industries, including her experience in relation to corporate governance, executive compensation, risk management and investment analysis.

Paul E. Szurek is a Director and joined the Board in 2015. Mr. Szurek is also the chairperson of our Audit Committee. Mr. Szurek has served as a Director of CoreSite Realty Corporation, a real estate investment trust, since September 2010, serving as Lead Independent Director, Chair of the Nominating and Governance Committee, and member of the Audit Committee. He has served as Chief Financial Officer of Biltmore Farms, LLC since February 2003, prior to which he was a consultant to Biltmore Farms, LLC from December 1, 2002. Prior to joining Biltmore, Mr. Szurek served as Chief Financial Officer of Security Capital Group Incorporated. He has previously served as Director to two publicly-traded real estate companies, Regency Centers from 1996 to 1997 and Security Capital US Realty from 1995 to 1997. Mr. Szurek is currently a Director of the Charlotte, North Carolina branch of the Federal

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Reserve Bank of Richmond. He received a Juris Doctorate with honors from Harvard Law School and a Bachelor’s degree in Government from the University of Texas at Austin.

Mr. Szurek’s qualifications for election to the Board include his extensive experience as a director and executive in a number of companies in the real estate industry, including his experience in relation to public REIT corporate governance, financial and accounting matters, executive compensation and risk management.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES SET FORTH ABOVE.

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PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board, which is composed entirely of independent directors, has appointed KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. KPMG LLP has been our independent registered public accounting firm since the completion of the Spin-Off. Although stockholder approval is not required, we desire to obtain from our stockholders an indication of their approval or disapproval of the Audit Committee’s action in appointing KPMG LLP as the independent registered public accounting firm of the Company for 2016. If our stockholders do not ratify and approve this appointment, the appointment will be reconsidered by the Audit Committee and our Board.

A representative of KPMG LLP will be present at our Annual Meeting, where the representative will be afforded an opportunity to make a statement and to respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

Principal Accountant Fees and Services

The following table summarizes the fees billed by KPMG LLP for professional services rendered to us for 2015 (the only year in which we paid fees to KPMG LLP).

2015
Audit Fees	$428,000
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Total	$428,000

Audit Fees. Audit fees consisted of aggregate fees billed for professional services rendered for the audit of our consolidated annual financial statements, review of interim consolidated financial statements, consultations on accounting matters directly related to the audit, or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm. Requests to provide services requiring pre-approval by the Audit Committee are submitted to the Audit Committee with a description of the services to be provided, the maximum fees to be charged in connection with such services and such other limitations or other requirements as the Audit Committee may deem appropriate. The Audit Committee pre-approved all services performed by, and audits fees paid to, our independent registered accounting firm during fiscal year 2015.

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PROPOSAL THREE: APPROVAL OF THE MATERIAL TERMS FOR THE PAYMENT OF PERFORMANCE-BASED COMPENSATION UNDER THE FOUR CORNERS PROPERTY TRUST, INC. 2015 OMNIBUS INCENTIVE PLAN FOR PURPOSES OF SECTION 162(M) OF THE INTERNAL REVENUE CODE

We are asking stockholders to consider and vote upon a proposal to approve the material terms for the payment of performance-based compensation under the 2015 Plan. The purpose of asking stockholders to approve the material terms for the payment of performance-based compensation under the 2015 Plan is to enable the Company to grant incentive awards under the 2015 Plan that are structured in a manner intended to qualify as tax-deductible performance-based compensation under Section 162(m) (“Section 162(m)”) of the Code. Stockholders are not being asked to approve an amendment to the 2015 Plan or to approve the 2015 Plan in its entirety. For the avoidance of doubt, approval of this proposal will not in any way impact or increase the number of shares available for awards under the 2015 Plan.

Section 162(m)

Section 162(m) limits to $1,000,000 the amount the Company may deduct in any one year for compensation paid to a “covered employee.” For purposes of Section 162(m), a covered employee generally means any person who, as of the last day of the Company’s fiscal year, is the chief executive officer or one of the Company’s three highest compensated executive officers (other than the chief financial officer), as determined under SEC rules, provided that under certain special SEC reporting rules, which currently are applicable to the Company, the chief financial officer of the Company may be considered to be a covered employee. However, compensation that constitutes “qualified performance-based compensation” under Section 162(m) is excluded from this deductibility limitation.

For compensation to constitute “qualified performance-based compensation” under Section 162(m), in addition to certain other requirements, stockholders must approve the material terms under which the performance-based compensation will be paid (including the performance goals). Although the 2015 Plan was previously approved on October 20, 2015 (prior to the Spin-Off) by its then-sole stockholder, RARE Hospitality International, Inc., Section 162(m) requires that the Company’s post-separation stockholders approve the material terms. Therefore, at the Annual Meeting, the Company is asking stockholders to approve the material terms for the payment of performance-based compensation under the 2015 Plan.

For purposes of Section 162(m), the material terms of performance-based compensation include (i) the employees eligible to receive compensation under the 2015 Plan, (ii) a description of the business criteria on which the performance goals are based and (iii) the maximum amount of compensation that can be paid to an employee as performance-based compensation during a specified time period. Each of these aspects of the 2015 Plan is discussed below and approval of this proposal will constitute approval of each of these aspects of the 2015 Plan for purposes of Section 162(m).

Awards

The 2015 Plan provides for the grant of awards of nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, deferred stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards and cash bonus awards (each, an “Award” and collectively, the “Awards”).

Eligibility

The 2015 Plan is administered by the Compensation Committee of the Board. The Compensation Committee may (subject to express limitations in the 2015 Plan) designate persons eligible for Awards, determine the type of Award and number of shares covered by each Award, determine the terms and conditions of any Award, prescribe the form of each award agreement evidencing an Award, amend, modify or supplement the terms of any outstanding Award, and interpret and administer the 2015 Plan and any award agreement. The Compensation Committee may (subject to express limitations in the 2015 Plan) delegate some or all of its authority with respect to the 2015 Plan and

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Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Compensation Committee.

Any employee, director or consultant of the Company or an affiliate, as the Compensation Committee determines and designates from time to time, and any other individual whose participation in the 2015 Plan is determined to be in the best interests of the Company by the Compensation Committee, is eligible to receive Awards under the 2015 Plan. As of April 21, 2016, approximately 328 individuals were eligible to participate in the 2015 Plan.

Plan Limits

Subject to adjustment as provided in the 2015 Plan, the maximum number of shares of stock reserved for issuance under the 2015 Plan is equal to two million one hundred thousand (2,100,000) shares of stock (the “Share Limit”). Any of the shares of common stock reserved and available for issuance under the 2015 Plan may be used for any type of Award under the 2015 Plan.

If any shares of stock covered by an Award are not purchased or are forfeited or expire or if an Award otherwise terminates without delivery of any stock subject thereto or is settled in cash in lieu of shares, then the number of shares of stock counted against the Share Limit with respect to such Award will, to the extent of any such forfeiture, termination, expiration, or settlement, again be available for making Awards under the 2015 Plan. The number of shares of stock available for issuance under the 2015 Plan will not be increased by the number of shares of stock (i) tendered, withheld, or subject to an Award granted under the 2015 Plan surrendered in connection with the purchase of shares of stock upon exercise of an option, (ii) that were not issued upon the net settlement or net exercise of a stock-settled SAR granted under the 2015 Plan, (iii) deducted or delivered from payment of an Award granted under the 2015 Plan in connection with the Company’s tax withholding obligations, or (iv) purchased by the Company with proceeds from option exercises.

Maximum Amount of Awards

The maximum number of shares of stock subject to options or SARs that can be granted under the 2015 Plan in any one fiscal year to any person, other than a non-employee director, is seven hundred fifty thousand (750,000). The maximum number of shares of stock subject to Awards, other than options or SARs, that are stock-denominated and are either stock- or cash-settled that can be granted under the 2015 Plan in any one fiscal year to any person, other than a non-employee director, is seven hundred fifty thousand (750,000). The maximum amount that may be paid as a cash-denominated performance-based award (whether or not cash-settled) for a performance period to any person is ten million dollars ($10,000,000). The maximum fair market value of shares of stock that may be granted under the 2015 Plan in any one fiscal year to any non-employee director is five hundred thousand dollars ($500,000).

Performance Measures

With respect to Awards that are intended to satisfy the Section 162(m) exception for qualified performance-based compensation, the performance goals upon which the vesting or payment of such Awards may be conditioned will be limited to the following performance measures, with or without adjustment (including pro forma adjustments), as selected by the Compensation Committee: net earnings or net income; operating earnings; pretax earnings; earnings per share; share price, including growth measures and total stockholder return; new unit growth; new unit return on investment; earnings before interest and taxes; earnings before interest, taxes, depreciation, and/or amortization; earnings before interest, taxes, depreciation, and/or amortization as adjusted (“Adjusted EBITDA”) to exclude any one or more of certain items listed in the 2015 Plan (i.e., rent costs; stock-based compensation expense; income from discontinued operations; gain on cancellation of debt; debt extinguishment and related costs; restructuring, separation, and/or integration charges and costs; reorganization and/or recapitalization charges and costs; impairment charges; merger-related events; gain or loss related to investments; sales and use tax settlements; and gain on non-monetary transactions); sales or revenue growth or targets, whether in general or by type of product, service, or customer; gross or operating margins; return measures, including return on assets, capital, investment, equity, sales, or revenue; cash flow, including certain measures listed in the 2015 Plan (i.e., operating cash flow or funds from operations; free cash flow, defined as earnings before interest, taxes, depreciation, and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the Adjusted EBITDA performance measure described above) less capital expenditures; levered free cash flow, defined as free cash flow

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less interest expense; cash flow return on equity; and cash flow return on investment); productivity ratios; costs, reductions in cost, and cost control measures; expense targets; market or market segment share or penetration; financial ratios as provided in credit agreements of the Company and its subsidiaries; working capital targets; completion of acquisitions of businesses or companies; completion of divestitures and asset sales; regulatory achievements or compliance; customer satisfaction measurements; execution of contractual arrangements or satisfaction of contractual requirements or milestones; product development achievements; and any combination of the foregoing business criteria.

Performance under any of the performance measures described in the preceding paragraph (a) may be used to measure the performance of (i) the Company and its subsidiaries and other affiliates as a whole, (ii) the Company, any subsidiary, any other affiliate or any combination thereof, or (iii) any one or more business units or operating segments of the Company, any subsidiary, and/or any other affiliate, as the Compensation Committee, in its sole discretion, deems appropriate, (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Compensation Committee for such comparison, as the Compensation Committee, in its sole discretion, deems appropriate, and (c) may be stated as a combination of one or more performance goals, and on an absolute or relative basis. In addition, the Compensation Committee, in its sole discretion, may select the performance measure described above called “share price, including growth measures and total stockholder return” for comparison to performance under one or more stock market indices designated or approved by the Compensation Committee.

Plan Benefits

The amounts of Awards that may be granted under the 2015 Plan in the future are not determinable as of the date of this proxy statement, as the Compensation Committee or its designee will make these determinations in its discretion in accordance with the terms of the 2015 Plan. For more information on the Awards granted to our named executive officers in 2015, see the section below entitled “Executive Compensation—2015 Restricted Stock Unit Awards.” For more information on the Awards granted to our directors in 2015, see the section below entitled “2015 Director Compensation.”

Amendments

The Board may amend, suspend, or terminate the 2015 Plan at any time, provided that, with respect to Awards granted under the 2015 Plan, no amendment, suspension, or termination of the 2015 Plan will, without the consent of the participant, impair the rights or obligations under any such Award. The effectiveness of any amendment to the 2015 Plan will be contingent on approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by applicable laws.

U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of Awards made under the 2015 Plan based upon the laws in effect on the date of this proxy statement. The discussion is general in nature and does not take into account a number of considerations that may apply in light of the circumstances of a particular participant under the 2015 Plan. The income tax consequences under applicable state and local tax laws may not be the same as those under federal income tax laws. A participant in the 2015 Plan should not rely on this summary and instead should consult his or her own tax advisor.

Nonqualified Stock Options. Under current law, the grant of a nonqualified stock option generally will have no federal income tax consequences for the participant or the Company. Upon the exercise of a nonqualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of our common stock on the exercise date over the exercise price. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on deductibility under Section 162(m), as described above.

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Stock Appreciation Rights (SARs). Under current law, the grant of a SAR generally will have no federal income tax consequences for the participant or the Company. Upon the exercise of a SAR, the participant will recognize ordinary income equal to the amount of cash paid and the fair market value of any of our shares of common stock delivered to the participant. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on deductibility under Section 162(m), as described above.

Restricted Stock. Under current law, the grant of restricted stock generally will have no federal income tax consequences to the participant or the Company. The participant will generally recognize ordinary income on the date the award vests, in an amount equal to the value of the shares on the vesting date. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on deductibility under Section 162(m), as described above.

Restricted Stock Units, Deferred Stock Units and Performance-Based Awards. Under current law, the grant of a restricted stock unit award, a deferred stock unit award or a performance-based award generally will have no federal income tax consequences to the participant or the Company. The participant generally will recognize ordinary income when payment is actually or constructively received by the participant in satisfaction of the restricted stock unit award, deferred stock unit award or performance-based award, in an amount equal to the amount of cash paid and the fair market value of any shares delivered to the participant. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on deductibility under Section 162(m), as described above.

Unrestricted Stock. Under current law, upon the grant of an award of unrestricted stock, a participant will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of grant, reduced by the amount, if any, paid for such shares. Upon a participant’s disposition of such shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the participant as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the participant held the shares for more than one year (otherwise, the capital gain or loss will be short-term). Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described above.

Dividend Equivalents. Under current law, the grant of dividend equivalents generally will have no federal income tax consequences for the participant or the Company. Generally, the participant will recognize ordinary income on the amount distributed to the participant pursuant to the award of dividend equivalent rights. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on deductibility under Section 162(m), as described above.

Parachute Payments. Certain payments made to employees and other service providers in connection with a change in control may constitute “parachute payments” subject to tax penalties imposed on both the Company and the recipient under Sections 280G and 4999 of the Code. In general, when the value of parachute payments equals or exceeds three times the employee’s “base amount,” the employee is subject to a 20% nondeductible excise tax on the excess over the base amount and the Company is denied a tax deduction for the excess payments. The base amount is generally defined as the employee’s average compensation for the five calendar years prior to the date of the change in control. The value of accelerated vesting of restricted stock, restricted stock units, options, or other Awards in connection with a change in control can constitute a parachute payment. The 2015 Plan contains a modified form of a “safe harbor cap,” which limits the amount of potential parachute payments that a recipient may receive to no more than 299% of the recipient’s base amount, but only if the after-tax value of the unreduced payments would be equal to or less than 110% of the after-tax value of the reduced payments.

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Board Recommendation

The Board believes that it is in the best interests of the Company and its stockholders to enable the Company to implement compensation arrangements that qualify as tax-deductible, performance-based compensation under the 2015 Plan. The Board therefore recommends that stockholders approve, for Section 162(m) purposes, the material terms of performance-based compensation, as set forth above. However, stockholder approval of the material terms is only one of several requirements under Section 162(m) that must be satisfied for Awards under the 2015 Plan to qualify for the performance-based compensation exemption. The rules and regulations promulgated under Section 162(m) are complicated and may change from time to time, sometimes with retroactive effect. As such, there can be no guarantee that any Award intended to qualify as performance-based compensation within the meaning of Section 162(m) will so qualify. In addition, nothing in this proposal precludes the Company or the Compensation Committee from making any payment or granting any Award that does not qualify for tax deductibility under Section 162(m). Moreover, if stockholders do not approve the material terms of performance-based compensation, the Company or the Compensation Committee may grant Awards under the 2015 Plan, but those Awards would not be eligible for deduction under Section 162(m).

This proposal and the foregoing description address limited aspects of the 2015 Plan, primarily the material terms for the payment of performance-based compensation, which may apply to a grant of Awards under the 2015 Plan. The foregoing description is qualified in its entirety by the full text of the 2015 Plan, which is attached as Appendix A to this proxy statement.

The Board Recommends a Vote “FOR” the Approval of the Material Terms for the Payment of Performance-Based Compensation Under the Four Corners Property Trust, Inc. 2015 Omnibus Incentive Plan for Purposes of Section 162(m) of the Internal Revenue Code.

Securities Authorized for Issuance Under Equity Compensation Plans

The Company’s equity compensation plan information as of December 31, 2015 is as follows:

Plan category	Number of shares to be issued upon exercise of outstanding option, warrants and rights[1]	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders[2]	57,546	—	2,042,454
Equity compensation plans not approved by security holders	—	—	—
Total	57,546	—	2,042,454

(1) Includes unvested restricted stock units that may be settled in shares of the Company’s common stock.

(2) Consists of the 2015 Plan, which was approved by the Company’s sole stockholder, Rare Hospitality International, Inc., on October 20, 2015, prior to the Spin-Off.

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CORPORATE GOVERNANCE

Corporate Governance Profile

The Board believes that our corporate governance structure closely aligns the Company’s interests with those of our stockholders. Notable features of our corporate governance structure include the following:

•	we have an independent chairperson of the Board

•	our Board is not staggered, with each of our directors subject to re-election annually;

•	of the five persons who serve on our Board, four, or 80% of our directors, have been determined by us to be independent for purposes of the NYSE’s corporate governance listing standards and Rule 10A-3 under the Exchange Act;

•	we have determined that one of our directors qualifies as an “audit committee financial expert” as defined by the SEC; and

•	we have opted out of the Maryland business combination and control share acquisition statutes.

Our Board

Our Board currently consists of five directors. Our charter and bylaws provide that the number of directors constituting our Board may be increased or decreased by a majority vote of our entire Board, provided the number of directors may not be decreased to fewer than one, the minimum number required under the Maryland General Corporate Law nor, unless our bylaws are amended, more than 15 directors.

During 2015, the Board held two meetings, including one meeting on or after November 9, 2015, the effective date of the Spin-Off. Each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).

There are no family relationships among our executive officers and directors.

Identifying and Evaluating Director Nominees.

Our Nominating and Governance Committee has adopted a Director Nomination Protocol that, together with our Bylaws, describes in detail the process we use to fill vacancies and add new members to the Board. The Protocol is available at www.fourcornerspropertytrust.com under Investor Relations — Corporate Governance, as Appendix A to the Nominating and Governance Committee charter.

Under the Director Nomination Protocol, in general, while there are no specific minimum qualifications for nominees, any candidate for service on the Board should possess the highest personal and professional ethics and be committed to representing the long-term interests of our stockholders. Director candidates should be committed to our core values (integrity and fairness, respect and caring, diversity, always learning—always teaching, teamwork and excellence) and possess a wide range of experience in the business world. We also will consider the candidate’s independence under applicable NYSE listing standards and our Corporate Governance Guidelines. In identifying and evaluating nominees for the Board, the Board assesses the background of each candidate in a number of different ways including a wide variety of qualifications, attributes and other factors and recognizes that diverse viewpoints and experiences enhance the Board’s effectiveness. When reviewing and making initial recommendations on new candidates, the Nominating and Governance Committee considers how each prospective member’s unique background, expertise and experience will contribute to the Board’s overall perspective and ability to govern. In identifying or selecting nominees for the Board, the Company’s Corporate Governance Guidelines and related Director Nomination Protocol attached to the charter of our Nominating and Governance Committee provide

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that the Company seeks board members who will bring to the board a deep and wide range of experience in the business world, and have diverse problem-solving talents. We seek people who have demonstrated high achievement in business or another field, so as to enable them to provide strategic support and guidance for the Company. The guidelines further provide that the Company strives to maintain a board that reflects the gender, ethnic, racial and other diversity of our work force and restaurant guests, and also fosters diversity of thought. The guidelines further note that recruiting, hiring and nurturing the careers of women and minorities and increasing the diversity of our suppliers are top priorities, and that the Company also intends to maintain the diversity of its Board.

Candidates Recommended by Stockholders. Under the Nominating and Governance Committee’s Director Nomination Protocol, stockholders may recommend nominees for director to the Nominating and Governance Committee, and the Nominating and Governance Committee will consider candidates recommended by stockholders. The Nominating and Governance Committee will evaluate nominees recommended by stockholders in the same manner as those recommended by the Nominating and Governance Committee. Stockholders wishing to submit recommendations of director candidates for consideration by the Nominating and Governance Committee should send the candidate’s name and qualification to our Corporate Secretary at 591 Redwood Highway, Suite 1150 Mill Valley, California 94941.

Board Leadership Structure

The Company’s Corporate Governance Guidelines provide that the positions of Chairperson of the Board and CEO be held by separate persons and that the position of Chairperson be held by an independent director. The Board believes that separating the roles of Chairperson and CEO allows for better alignment of corporate governance with stockholder interests and aids in the Board’s oversight of management and the Board’s ability to carry out its roles and responsibilities on behalf of the stockholders. The Board also believes that the separation of the roles of Chairperson and CEO allows the CEO to focus more of his time and energy on operating and managing the Company and leverages the Chairperson’s experience. The current Chairperson of the Board is John S. Moody.

In the event the Chairperson is not independent, the independent directors will designate one independent director to serve as the Lead Director until an independent Chairperson is appointed. The Lead Director, if any, will preside at all meetings of the Board at which the non-independent Chairperson of the Board is not present, including the Board’s executive sessions of independent directors, and serve as liaison between a non-independent Chairperson of the Board and the independent directors. The independent Chairperson approves Board meeting agendas, including approving meeting schedules to assure that there is sufficient time for discussion of all agenda items, and other information sent to the Board, advises the committee chairs with respect to agendas and information needs relating to committee meetings, and performs other duties as the Board may from time to time delegate to assist the Board in fulfilling its responsibilities. The Lead Director, if any, will serve for a term as the Board determines but not less than one year. The independent directors may meet without management present at any other times as determined by the independent Chairperson or Lead Director, as applicable.

Committees of the Board of Directors

Our Board has a standing Audit Committee, Compensation Committee and Nominating and Governance Committee. Each of these committees must be composed exclusively of independent directors. The Audit Committee must have at least three directors; the Compensation Committee and Nominating and Governance Committee must each have at least two directors. Our Board may from time to time establish other committees to facilitate the management of the Company.

The following table is a summary of our committee structure and members on each of our committees:

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	Audit Committee	Compensation Committee	Nominating and Governance Committee	Investment Committee
William H. Lenehan
John S. Moody	X	X (Chair)		X
Douglas B. Hansen, Jr.	X		X	X (Chair)
Marran H. Ogilvie		X	X (Chair)
Paul E. Szurek	X (Chair)	X	X	X

The Audit Committee, Compensation Committee, Nominating and Governance Committee and Investment Committee each operate under written charters adopted by the Board. These charters are available on our website at www.fourcornerspropertytrust.com under Investor Relations — Corporate Governance.

Audit Committee

The Audit Committee provides an avenue of communication among management, the independent registered public accounting firm, the corporate auditors and the board of directors. The primary duties of the Audit Committee are to, among other things:

•	meet periodically with management, the independent auditor and the internal auditor to review the integrity of the Company’s internal controls over financial reporting, including the process for assessing risk of fraudulent financial reporting and detection of material control weaknesses;

•	review and discuss the Company’s annual audited and quarterly financial statements, including reviewing the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing or distribution of the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable;

•	review with financial management and the independent auditor the Company’s quarterly and year-end financial results prior to the public release of earnings;

•	review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls over financial reporting;

•	directly appoint, retain, compensate, oversee, evaluate and terminate the Company’s independent auditor;

•	review and discuss with the independent auditor any audit problems or difficulties encountered during the course of the audit and management’s response thereto;

•	pre-approve all non-audit services to be performed by the independent auditor in accordance with the policy regarding such pre-approval adopted by the Audit Committee;

•	at least annually, consider the independence of the independent auditor, including a review of any significant engagements of the independent auditor and all other significant relationships with the auditor that could impair its independence, and evaluate the independent auditor’s qualifications, performance and independence;

•	meet with the independent auditor prior to the audit to review its audit plan, including staffing, the scope of its audit and general audit approach;

•	oversee our internal audit function, including make certain that we maintain an internal audit function that reports to the Audit Committee and provides management and the Audit Committee with ongoing

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assessments of the Company’s risk management process and system of internal control and review any significant reports to management prepared by the internal auditor; and

•	oversee the Company’s enterprise risk management process.

The Board has determined that each member of the Audit Committee is independent under the independence requirements set forth by the SEC, in the NYSE listing requirements and the Audit Committee charter. The Board has determined that each member of the Audit Committee is financially literate in accordance with the NYSE listing requirements and that Mr. Szurek is an “audit committee financial expert” under applicable SEC rules and regulations. The Audit Committee met two times in 2015.

Nominating and Governance Committee

The primary responsibilities of the Nominating and Governance Committee are to, among other things:

•	identify individuals qualified to become members of our Board, consistent with criteria approved by our Board, and recommend to our Board a slate of director nominees for the next annual meeting of stockholders;

•	oversee the evaluation process of the Board and provide advice regarding Board succession;

•	recommend to the Board membership for each committee of the Board;

•	provide oversight of the risks associated with the Nominating and Governance Committee’s other purposes and responsibilities;

•	review the appropriate size, function and needs of the Board;

•	annually review the composition of the Board for skills and characteristics focused on the governance and business needs and requirements of the Company and the qualifications and independence of the members of the Board and its various committees; and

•	recommend to our Board certain corporate governance matters and practices.

The Board has determined that each member of the Nominating and Governance Committee is independent under applicable NYSE rules. The Nominating and Governance Committee met one time in 2015.

Compensation Committee

The primary responsibilities of the Compensation Committee are to, among other things:

•	annually review and approve corporate goals and objectives relevant to the President and Chief Executive Officer’s compensation, evaluate the President and Chief Executive Officer in light of those goals and objectives and make recommendations to the other independent directors who will, together with the Compensation Committee, determine and approve the President and Chief Executive Officer’s compensation;

•	review and approve compensation of and compensation policy for the executive officers;

•	annually review and approve the objective performance measures and the performance targets for executive officers participating in the Company’s long-term incentive plans and certify the performance results under such measures and targets;

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•	review and make recommendations to our Board, as appropriate, regarding employment agreements, severance arrangements and plans and change in control arrangements for the President and Chief Executive Officer and executive officers;

•	to the extent required, review and discuss the Company’s compensation discussion and analysis (“CD&A”) with management and make recommendations to the Board regarding whether to include such CD&A in the Company’s proxy statement and Annual Report on Form 10-K;

•	to the extent required, prepare the compensation committee report for inclusion in the Company’s proxy statement;

•	review the results of any stockholder advisory vote on compensation;

•	oversee the annual review of our compensation policies and practices for all employees;

•	provide oversight of risks associated with the Compensation Committee’s responsibilities under its charter; and

•	administer, or delegate, as appropriate, our various employee benefit programs.

The Compensation Committee makes compensation decisions for our executive officers after careful review and analysis of appropriate performance information and market compensation data. The Compensation Committee determines the compensation for the Chief Executive Officer. Beginning in 2016, the Chief Executive Officer provides recommendations to the Compensation Committee on the compensation for each executive officer other than himself. The Chief Executive Officer does not make recommendations with respect to his own compensation. The Chief Executive Officer’s recommendations for the other executive officers are based on his personal review of their performance, job responsibilities, and importance to our overall business strategy. Although the Chief Executive Officer’s recommendations are given significant weight, the Compensation Committee retains full discretion when determining compensation for all executive officers.

Under its charter, the Compensation Committee has the power to delegate the approval of grants to non-executive officers of stock options, restricted stock, restricted stock units and other equity awards under the 2015 Plan. The Compensation Committee delegated such authority with respect to non-executive officers to our President and Chief Executive Officer in February 2016. The Compensation Committee has the power under its charter to delegate its authority to subcommittees if determined by the Compensation Committee to be necessary or advisable. The Compensation Committee has not delegated its authority to subcommittees.

For fiscal year 2015, the Compensation Committee engaged the services of Semler Brossy, an executive compensation consultant, to provide advice and counsel in carrying out its duties. Semler Brossy provided the Compensation Committee with market data on executive pay practices and levels, and provided recommendations regarding the structure of executive employment arrangements, pay opportunities and equity based incentives.

The Compensation Committee has the sole authority to approve the compensation consultant’s fees and terms of its engagement. The Compensation Committee has reviewed its relationship with Semler Brossy to ensure that it believes that Semler Brossy is independent from management. This review process includes a review of the services Semler Brossy provides, the quality of those services, and fees associated with the services during the fiscal year, as well as consideration of the factors impacting independence that are set forth in NYSE rules.

The Board has determined that each member of the Compensation Committee meets the independence requirements set forth by the SEC and in the NYSE listing requirements and the Compensation Committee charter. The Compensation Committee met two times in 2015.

Investment Committee

The primary responsibilities of the Investment Committee are to, among other things:

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•	adopt investment policies for the Company and review such policies to determine that such policies are in the best interests of the Company’s stockholders;

•	review information provided by management regarding certain potential acquisitions, dispositions, significant lease extensions, significant capital investments and real estate financing arrangements, and convene with management as needed to discuss and assess such opportunities;

•	when appropriate, after review of management’s proposal, recommend to the Board approval of certain proposed acquisitions, dispositions, significant lease extensions, significant capital investments or real estate financing arrangements, provided always that such transaction falls within the Company’s strategy (previously approved by the Board) or, if not, the Investment Committee should explain the exception within their recommendation;

•	review and provide oversight regarding the management and performance of the Company’s assets; and

•	evaluate the investment performance of the Company’s portfolio based on benchmarks that the Board or the Investment Committee may select.

The Investment Committee met one time in 2015 and expects to meet approximately monthly in 2016.

Board Oversight of Risk Management

The ultimate responsibility for risk oversight rests with the Board. The Board assesses major risks facing the Company and reviews options for their mitigation. Our Corporate Governance Guidelines provide that the Board may delegate primary responsibility for oversight of specific risks to the committees of the Board.

The Compensation Committee: (i) provides oversight of the risks associated with the responsibilities in its charter; (ii) reviews our incentive and other compensation arrangements to confirm that compensation does not encourage unnecessary or excessive risk taking and review and discuss, at least annually, the relationship between risk management policies and practices, corporate strategy and executive compensation; (iii) participates at least annually in a joint meeting with the Audit Committee to oversee management’s risk assessment of the Company’s compensation policies and practices; and (iv) discusses with the Company’s management any disclosures required by Item 402(s) of Regulation S-K relating to the Company’s compensation risk management.

The Nominating and Governance Committee is responsible for assessing the Board’s role in risk oversight and recommending appropriate disclosures for approval by the Board. In addition, the Nominating and Governance Committee oversees risks related to the Company’s corporate governance, director succession planning, political and charitable contributions, insider trading and reputational risk to the extent such risk arises from the topics under discussion.

The charter for the Audit Committee requires, among other responsibilities, that it reviews the integrity of our internal controls over financial reporting, including the process for assessing risk of fraudulent financial reporting and detection of material control weaknesses. The Audit Committee also reviews significant financial risk exposures, including off-balance sheet financing, if any, and the steps management has taken to monitor and report such exposures. The Audit Committee also oversees the Company’s enterprise risk management process and evaluates the policies and practices developed and implemented by management with respect to risk assessment and risk management.

The Board believes that the composition of its committees, and the distribution of the particular expertise of each committee’s members, makes this an appropriate structure to effectively monitor the risks discussed above.

Corporate Governance Guidelines

The Board has adopted a set of governance guidelines, the Four Corners Property Trust, Inc. Corporate Governance Guidelines, which are designed to promote the continued vitality of the Board and excellence in the execution of its

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duties. Our Corporate Governance Guidelines establish the practices and procedures of the Board with respect to director responsibilities, Board composition and member selection, Board independence, Board meetings and involvement of senior management, management succession planning, related party transactions, communications between directors and stockholders, Board committees, and the evaluation of senior management and the Board. The Board reviews our Corporate Governance Guidelines at least annually and updates them as necessary to reflect improved corporate governance practices and changes in regulatory requirements. A copy of the Corporate Governance Guidelines is available on our website at www.fourcornerspropertytrust.com.

Code of Ethics

Our Code of Business Conduct and Ethics applies to all of our employees, including our principal executive officer, principal financial officer, controller and our other officers. The Code of Business Conduct and Ethics sets forth our policy to operate within the letter and spirit of all applicable laws and regulations, while conducting our business with regard to our core values of integrity and fairness, respect and caring, diversity, teamwork and excellence. A copy of the Code of Business Conduct and Ethics is available on our website at www.fourcornerspropertytrust.com under Investor Relations — Corporate Governance. We intend to disclose any changes in or waivers from the Code of Business Conduct and Ethics that are required to be disclosed by posting such information on our website.

Prohibition on Short Sales, Hedging, Pledging and Margin Accounts

Our Insider Trading Policy prohibits our officers, directors and all other employees from (i) engaging in short sales, (ii) buying or selling put or call positions or other derivative securities based on our securities, (iii) buying financial instruments designed to hedge or offset any decrease in the market value of our securities, and (iv) frequent trading of our securities to take advantage of fluctuations in share price. In addition, all of our officers and directors are prohibited from holding out securities in margin accounts or otherwise pledging our securities as collateral.

Communications with the Board

Any stockholder or other interested party may contact the Board, including any non-employee director or the non-employee directors as a group, or the Chairperson by writing to our Corporate Secretary at 591 Redwood Highway, Suite 1150 Mill Valley, California 94941. In general, any stockholder communication delivered to our Corporate Secretary for forwarding to the Board, the Chairperson or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, our Corporate Secretary reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

Attendance of Directors at Annual Meetings of Stockholders

While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders. We have not held an annual stockholder meeting since the completion of the Spin-Off in November 2015.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has ever been an executive officer of the company, and no member of the Compensation Committee had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served on any compensation committee (or its equivalent) of any other entity, the executive officers of which served as a director of the Company or a member of our Compensation Committee.

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AUDIT COMMITTEE REPORT

The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Four Corners Property Trust, Inc. (the “Company”) assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal audit function, internal control over financial reporting and disclosure controls and procedures. KPMG LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

With regard to the fiscal year ended December 31, 2015, the Audit Committee (i) reviewed and discussed with management our audited consolidated financial statements as of December 31, 2015, and for the year then ended; (ii) discussed with KPMG LLP, the independent auditors, the matters required by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees; (iii) received the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee regarding independence; and (iv) discussed with KPMG LLP their independence.

Based on the review and discussions described above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the Securities and Exchange Commission.

The Audit Committee:

Paul E. Szurek, Chairperson
Douglas B. Hansen, Jr.
John S. Moody

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

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2015 DIRECTOR COMPENSATION

On December 23, 2015, the Board approved the director compensation policy. The director compensation policy provides that each non-employee director will receive (i) a base annual cash retainer of $50,000 and (ii) an annual award of $65,000 in restricted stock units (“RSUs”) of the Company, which will vest quarterly over a one-year period. Each new member of the Board, upon being appointed to the Board, shall receive an award of RSUs prorated to the annual grant date of the director awards. Each non-employee director will receive an award of dividend equivalent rights (“DERs”) with respect to each RSU granted to the director for all dividends and distributions in cash, shares of the Company’s common stock or other property which are paid on one share of the Company’s common stock, and all such DERs will be deemed to be reinvested in additional RSUs as of the payment date for such dividend or distribution. Each additional RSU that results from such deemed reinvestment of DERs will be subject to the same terms and conditions (including vesting) as the underlying RSU. Each non-employee director may (but is not required to) elect to defer the receipt of shares of the Company’s common stock that would otherwise be payable upon vesting of the RSU, including annual RSU awards and any additional RSUs received as a result of the deemed reinvestment of DERs, in accordance with procedures as may be established by the Compensation Committee.

Under the director compensation policy, the non-executive Chairperson of the Board or lead independent director, if appointed, will receive an additional cash retainer of $25,000, payable in quarterly installments, in arrears, and an annual award of $25,000 in RSUs, which will vest quarterly over a one-year period. The chairpersons of the Audit Committee, Compensation Committee, Nominating and Governance Committee and Investment Committee of the Board will receive additional annual cash retainers as follows: $15,000 to the Chairperson of the Audit Committee; $10,000 to the Chairperson of the Compensation Committee; and $7,500 to the Chairperson of the Nominating and Governance Committee and the Investment Committee, each payable in quarterly installments, in arrears.

Non-employee directors may elect to receive all or a portion of any annual cash retainer (including cash retainers for service as chairperson of any committee or for service as non-executive Chairperson of the Board or lead independent director) in fully vested RSUs. Each non-employee director will receive an award of DERs with respect to each such RSU granted to the director in lieu of his or her annual cash retainer. Each non-employee director may (but is not required to) elect to defer the receipt of shares of the Company’s common stock that would otherwise be payable upon vesting of any such RSUs in accordance with procedures as may be established by the Compensation Committee. The Company will also reimburse each of the directors for his or her out-of-pocket expenses incurred in connection with the performance of Board duties.

In connection with their appointment to the Board and in accordance with the director compensation policy, the Compensation Committee approved on December 23, 2015 grants of 2,778 RSUs to each of the non-employee directors and an additional grant of 1,068 RSUs to Mr. Moody as Chairperson of the Board (the “Director Awards”). The Director Awards were issued under the 2015 Plan.

The following table presents information regarding the compensation paid during 2015 to non-employee directors who served on the Board during the year. The compensation paid to Mr. Lenehan is presented below in the section entitled “Executive Compensation—2015 Summary Compensation Table”. Mr. Lenehan does not receive any compensation for his services as a member of the Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
John S. Moody	21,250	90,000	111,250
Douglas B. Hansen, Jr.	14,375	65,000	79,735
Marran H. Ogilvie	14,375	65,000	79,735
Paul E. Szurek	16,250	65,000	81,250

(1)     Amounts reported in fiscal 2015 include the aggregate grant date fair value of the RSUs granted to the non-employee directors in 2015, each calculated in accordance with FASB ASC Topic 718. The RSUs were granted at a value equal to the five-day average closing market price of our common stock on the date of grant and will be settled

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in stock following vesting. As of December 31, 2015, the non-employee directors held the following number of RSUs: Mr. Moody, 3,846 RSUs; Mr. Hansen, 2,778 RSUs; Ms. Ogilvie, 2,778 RSUs; and Mr. Szurek, 2,778 RSUs.

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EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers.

Name	Position With the Company	Age
William H. Lenehan	President and Chief Executive Officer	39
Gerald R. Morgan	Chief Financial Officer	53
James L. Brat	General Counsel and Secretary	45

Please see “Proposal One: Election of Directors—Directors” starting on page 5 for information regarding William H. Lenehan.

Gerald R. Morgan has served as our Chief Financial Officer since 2015. Before joining the Company, from 2012 to 2015, Mr. Morgan was a Managing Director of Amstar Advisers, a private real estate investment manager that acquires, manages and develops industrial, office, multifamily and retail properties in select U.S. and international markets and served on Amstar’s Executive and Investment Committees. From 2010 to 2011, Mr. Morgan was the Managing Director of Financial Strategy and Planning for Prologis, a global industrial REIT, where he was involved in the company’s capital markets and M&A activities. Prior to Prologis, Mr. Morgan was President and CFO of American Residential Communities. In addition, Mr. Morgan has served as a senior officer with Archstone, which was a national public apartment REIT before it was sold, and as the CFO of Francisco Partners, a technology-focused private equity fund. Mr. Morgan obtained a B.S. in Mechanical Engineering and a Master of Business Administration degree from Stanford University.

James L. Brat has served as our General Counsel and Secretary since 2015. Before joining the Company, Mr. Brat was a partner in the real estate department at the law firm of Pircher, Nichols & Meeks where he practiced from 1998 until he became our General Counsel and Secretary. Mr. Brat received his B.A. in German from Macalester College and his Juris Doctorate from UCLA School of Law.

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EXECUTIVE COMPENSATION

In accordance with SEC rules, the tables below set forth certain information with respect to the 2015 compensation of Messrs. Lenehan, Morgan and Brat, our named executive officers.

2015 Summary Compensation Table

The following table sets forth certain information with respect to the compensation paid to our named executive officers during the fiscal year ended December 31, 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-equity incentive plan compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
William H. Lenehan, President and Chief Executive Officer	2015	180,040	—	650,000	175,486	—	1,005,526
Gerald R. Morgan, Chief Financial Officer	2015	93,563	—	185,000	55,250	20,034	353,847
James L. Brat, General Counsel and Secretary	2015	40,772	10,000	100,000	23,375	5,000	179,147

(1) Represents $10,000 gross cash sign-on bonus. See “—Letter Agreements with Named Executive Officers—Agreement with James L. Brat.”

(2) Amounts reported in fiscal 2015 include the aggregate grant date fair value of the RSUs granted to the named executive officer in 2015, each calculated in accordance with FASB ASC Topic 718. More information on assumptions made when calculating the grant date fair value of the RSUs is found in Note 9 (Stock-Based Compensation) to our Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2015.

(3) Amounts reported in fiscal 2015 reflect cash incentive awards earned by our named executive officers under the annual incentive plan. These awards were based on pre-established, performance-based targets, the outcome of which was uncertain at the time the targets were established, and, therefore, are reportable as “Non-Equity Incentive Plan Compensation” rather than as “Bonus.” These amounts were paid at target for fiscal year 2015, based on the annual incentive target percentage of base salary outlined in the offer letter of each named executive officer, prorated for each named executive officer’s service during fiscal year 2015. See “—Letter Agreements with Named Executive Officers.”

(4) All Other Compensation for 2015 consists of relocation expenses paid to Mr. Morgan in the amount of $20,034 and to Mr. Brat in the amount of $5,000.

2015 Restricted Stock Unit Awards

The Compensation Committee, and the independent directors of the Board with respect to Mr. Lenehan only, approved on December 23, 2015 grants of 31,538 RSUs to Mr. Lenehan, 8,976 RSUs to Mr. Morgan and 4,852 RSUs to Mr. Brat (the “Spin-Off Awards”). The Spin-Off Awards were granted pursuant to the terms of the letter agreements between the Company and each named executive officer, which are discussed below in the section entitled “—Letter Agreements with Named Executive Officers,” and made in connection with each executive’s efforts through the completion of the Spin-Off. The number of RSUs awarded was determined by dividing the value of the award of RSUs set forth in the letter agreements with each of the executives, being $650,000 for Mr. Lenehan, $185,000 for Mr. Morgan and $100,000 for Mr. Brat, by the average closing price of the Company’s common stock during the five consecutive trading day period beginning on November 10, 2015, the date that the Company’s common stock began trading on the NYSE. The Spin-Off Awards were issued under the 2015 Plan.

Each Spin-Off Award will fully vest on the third anniversary of the grant date, subject to the executive’s continued employment on the vesting date. In addition, the RSUs will become fully vested if (i) within two years after a “change in control” (as defined in the 2015 Plan), the Company terminates the executive’s employment for any reason other than “cause” (as defined in the 2015 Plan), death or “disability” (as defined in the applicable award

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agreement), or the executive terminates his employment for “good reason” (as defined in the applicable award agreement), or (ii) the executive dies or becomes disabled prior to vesting.

Letter Agreements with Named Executive Officers

Agreement with William H. Lenehan

On August 12, 2015, we entered into an agreement with William H. Lenehan for the position of Chief Executive Officer, effective August 17, 2015.

In connection with Mr. Lenehan’s appointment as Chief Executive Officer, Mr. Lenehan initially received an annual base salary of $475,000. Mr. Lenehan was also entitled to receive, and was awarded, a one-time award of $650,000 in RSUs, discussed above in the section entitled “—2015 Restricted Stock Unit Awards.” Mr. Lenehan is eligible for an annual incentive target of 100% of his annual base salary and a long-term incentive equity award with a target value of $1,250,000, discussed below under “—2016 Long-Term Incentive Awards.”

The agreement provides that if Mr. Lenehan’s employment is involuntarily terminated not for cause or voluntarily terminated for good reason by Mr. Lenehan, Mr. Lenehan will be eligible to receive severance of 18 months of base salary and health care benefits coverage at the same level provided to Mr. Lenehan during the 90-day period prior to his termination.

The agreement provides that Mr. Lenehan will be covered under a change in control agreement with us, which has not yet been adopted but is expected to provide Mr. Lenehan with severance equal to two times his annual base salary and target bonus plus 24 months of health care benefits in the event he experiences a qualifying termination of his employment within a specified period following a change in control (which term will be defined in the change in control agreement).

Agreement with Gerald R. Morgan

On September 21, 2015, we entered into an agreement with Gerald R. Morgan for the position of Chief Financial Officer, effective September 22, 2015. In connection with Mr. Morgan’s appointment as Chief Financial Officer, Mr. Morgan initially receives an annual base salary of $340,000. Mr. Morgan was also entitled to receive, and was awarded, a one-time award of $185,000 in RSUs, discussed above in the section entitled “—2015 Restricted Stock Unit Awards.” In addition, Mr. Morgan will be eligible for an annual incentive target of 65% of his annual base salary and a long-term incentive equity award with a target value of $370,000, discussed below under “—2016 Long-Term Incentive Awards.”

The agreement provides that if Mr. Morgan’s employment is involuntarily terminated not for cause or voluntarily terminated by Mr. Morgan for good reason, Mr. Morgan will be eligible for severance of continued base salary and health care benefits coverage at the same level provided to Mr. Morgan during the 90-day period prior to his termination, in each case for a period of time to be determined by the policy in place at time of his termination.

The agreement provides that Mr. Morgan will receive reimbursement for relocation expenses, with the total reimbursed expenses not to exceed $30,000.

The agreement provides that Mr. Morgan will be covered under a change in control agreement with us, which has not yet been adopted but is expected to provide Mr. Morgan with severance equal to 1.5 times his annual base salary and target bonus plus 18 months of health care benefits in the event he experiences a qualifying termination of employment within a specified period following a change in control (which term will be defined in the change in control agreement).

Agreement with James L. Brat

On September 17, 2015, we entered into an agreement with James L. Brat for the position of General Counsel, with an effective date as of November 9, 2015.

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In connection with Mr. Brat’s appointment as General Counsel, Mr. Brat initially receives an annual base salary of $275,000. On his start date, Mr. Brat was entitled to receive a cash sign-on bonus of $10,000. Mr. Brat was also entitled to receive, and was awarded, a one-time award of $100,000 in restricted stock units, discussed above in the section entitled “2015 Restricted Stock Unit Awards.” In addition, Mr. Brat will be eligible for an annual incentive target of 60% of his annual base salary and long-term incentive equity award with a target value of $200,000, discussed below under “—2016 Long-Term Incentive Awards.”

The agreement provides that if Mr. Brat’s employment is involuntarily terminated not for cause or Mr. Brat voluntarily terminates his employment for good reason, Mr. Brat will be eligible for severance of continued base salary and health care benefits coverage at the same level provided to Mr. Brat during the 90-day period prior to his termination of employment, in each case for a period of time to be determined by our policy in place at time of his termination.

The agreement provides that Mr. Brat will receive reimbursement for expenses associated with the movement of or storage of household goods, with the total reimbursed expenses not to exceed $5,000.

The agreement provides that Mr. Brat will be covered under a change in control agreement with us, which has not yet been adopted but is expected to provide Mr. Brat with severance equal to 1.5 times his annual base salary and target bonus plus 18 months of health care benefits in the event he experiences a qualifying termination of employment within a specified period following a change in control (which term will be defined in the change in control agreement).

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards for each named executive officer as of December 31, 2015.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

William H. Lenehan	31,538	761,958	—	—
Gerald R. Morgan	8,976	216,860	—	—
James L. Brat	4,852	117,224	—	—

(1) Reflects the Spin-Off Awards of RSUs granted to the executives on December 23, 2015. Each Spin-Off Award will fully vest on December 23, 2018, the third anniversary of the grant date, subject to the executive’s continued employment on the vesting date. See the section above entitled “2015 Restricted Stock Unit Awards” for additional information about the Spin-Off Awards.

(2) Amounts reported are based on the closing market price of our common stock as of December 31, 2015.

2016 Long-Term Incentive Awards

In February 2016, each named executive officer was granted an annual long-term incentive award for calendar year 2016, as described below, pursuant to the terms of his letter agreement with the Company. Each executive’s long-term incentive award for 2016 was granted 60% in the form of performance-based restricted stock and 40% in the form of time-based restricted stock. The Compensation Committee does not currently anticipate granting additional equity awards to the named executive officers in 2016.

On February 3, 2016, the Compensation Committee approved the following annual long-term incentive awards to the named executive officers: Mr. Lenehan, 30,630 shares of time-based restricted stock and a target award of 45,945 shares of performance-based restricted stock; Mr. Morgan, 8,783 shares of time-based restricted stock and a target award of 13,175 shares of performance-based restricted stock; and Mr. Brat, 4,748 shares of time-based restricted stock and a target award of 7,122 shares of performance-based restricted stock. Mr. Lenehan’s awards were made subject to the approval of the independent directors of the Board. Such approval was obtained and the awards were granted on February 8, 2016. The total number of shares of restricted stock awarded was determined by dividing the target value of the annual long-term incentive award set forth in the letter agreement with each of the executives, being $1,250,000 for Mr. Lenehan, $370,000 for Mr. Morgan and $200,000 for Mr. Brat, by the average closing price of the Company’s common stock for the five consecutive trading days ending on the applicable grant date. The awards were issued under the 2015 Plan.

Time-Based Restricted Stock

The shares of time-based restricted stock granted to each executive vest in equal installments on each of the first three anniversaries of the grant date, subject to the executive’s continuous employment with the Company through the applicable vesting date. If, after the first anniversary of the grant date, the executive’s employment is terminated by the Company for any reason other than “cause” (as defined in the 2015 Plan), death or “disability” (as defined in

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the applicable award agreement), or the executive resigns for “good reason” (as defined in the applicable award agreement), then the executive will become vested in a pro-rated number of shares, which will be determined based on the number of full months during the 36-month vesting period that the executive was employed by the Company, plus six additional months of service credit. If, within two years after the date of the consummation of a “change in control” (as defined in the 2015 Plan), the executive’s employment is terminated by the Company for any reason other than cause, death or disability, or the executive resigns for good reason, then the executive will become immediately vested in all of the shares. If the executive dies or becomes disabled prior to the vesting of the shares, then the executive will become immediately vested in all of the shares.

Performance-Based Restricted Stock

The shares of performance-based restricted stock granted to each executive vest based on the Company’s achievement of a performance measure approved by the Compensation Committee over a three-year performance period. Each executive will become vested in between zero and 200% of the target number of shares granted to him, based on the achievement of the applicable performance measure, as determined by the Compensation Committee, which is based on the Company’s total shareholder return relative to a peer group selected by the Compensation Committee. The peer group consists of the following companies:

•	Agree Realty Corp.

•	EPR Properties

•	Gaming & Leisure Properties, Inc.

•	Gladstone Commercial Corp.

•	Global Net Lease, Inc.

•	Gramercy Property Trust

•	Lexington Realty Trust

•	Monmouth Real Estate Investment Corp.

•	National Retail Properties, Inc.

•	One Liberty Properties, Inc.

•	Realty Income Corp.

•	Select Income REIT

•	Spirit Realty Capital, Inc.

•	VEREIT, Inc.

Except as described below, the executive must remain employed through the end of the performance period in order to vest in any shares. If the executive’s employment is terminated by the Company for cause following the end of the performance period and prior to the date on which the Compensation Committee certifies the level of achievement of the performance measure, then the executive will forfeit all of his shares.

If, after the first anniversary of the grant date, the executive’s employment is terminated by the Company for any reason other than cause, death or disability, or the executive resigns for good reason, then the executive will become vested in the number of shares, if any, determined following the end of the performance period based on actual

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performance over the performance period, provided that the number of shares that vest will be pro-rated based on the number of full months that the executive was employed by the Company during the performance period through his date of termination. If, within two years after the date of the consummation of a change in control, the executive’s employment is terminated by the Company for any reason other than cause, death or disability, or the executive resigns for good reason, then the executive will become immediately vested in the number of shares, if any, determined based on actual performance measured through the date of the change in control. If the executive dies or becomes disabled prior to the vesting of the shares, the executive will become immediately vested in 100% of the shares granted to him on the grant date.

The award agreements for the performance-based restricted stock and the time-based restricted stock each provide that dividends and other distributions paid with respect to the shares granted to the executive on the grant date will be subject to the same vesting terms as the shares and will be paid to the executive if and to the extent the shares vest.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 19, 2016 with respect to the beneficial ownership of our common stock by (i) each person who beneficially holds more than 5% of the outstanding shares of our common stock based solely on our review of SEC filings; (ii) each director or director nominee; (iii) each named executive officer listed in the table titled “2015 Summary Compensation Table” above; and (iv) all directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under SEC rules and generally includes shares for which the holder has voting or investment power. The information does not necessarily indicate beneficial ownership for any other purpose. For purposes of calculating each person’s or group’s percentage ownership, shares of common stock issuable pursuant to the terms of restricted stock unit exercisable or vesting within 60 days after April 19, 2016 are included as outstanding and beneficially owned for that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Unless otherwise indicated, the address for all persons named below is c/o Four Corners Property Trust, Inc., 591 Redwood Highway, Suite 1150 Mill Valley, California 94941.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Outstanding Common Stock (1)
Beneficial holders of 5% or more of our common stock:
The Vanguard Group (2)	6,398,137	10.7%
Route One Investment Company, L.P. (3)	3,464,907	5.8%
BlackRock, Inc. (4)	3,385,740	5.7%

Named Executive Officers, Directors and Director Nominees:
William H. Lenehan	72,592	*
John S. Moody	17,924	*
Douglas B. Hansen, Jr.	17,110	*
Marran H. Ogilvie	9,327	*
Paul E. Szurek	8,839	*
Gerald R. Morgan	30,799	*
James L. Brat	7,436	*
All current executive officers and directors as a group (7 persons)	164,027	*

*Less than one percent (1%).

(1) The percentage of beneficial ownership shown in the following table is based on 59,881,864 outstanding shares of common stock as of April 19, 2016.

(2) Based solely on a Schedule 13G filed with the SEC on April 8, 2016. The Vanguard Group has sole voting power with respect to 41,719 shares, shared voting power with respect to 1,669 shares, sole dispositive power with respect to 6,358,575 shares and shared dispositive power with respect to 39,562 shares. The Vanguard Group has indicated that it filed the Schedule 13G on behalf of the following subsidiaries: Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd.

(3) Based solely on a Schedule 13G filed with the SEC on February 16, 2016. Route One Investment Company, L.P., ROIC, LLC, Route One Investment Company, LLC, William F. Duhamel, Jr., Jason E. Moment, Ashish H. Pant, and Richard H. Voon each has shared investment and dispositive power with respect to 3,464,907 shares. The address of Route One Investment Company, L.P. is One Letterman Drive, Building D, Suite DM 200, San Francisco, CA 94129.

(4) Based solely on a Schedule 13G filed with the SEC on February 9, 2016. BlackRock, Inc. has sole dispositive power with respect to 3,385,740 shares and sole voting power with respect to 3,170,838 shares. BlackRock, Inc. has indicated that it filed the Schedule 13G on behalf of the following subsidiaries: BlackRock

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Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC, BlackRock Japan Co Ltd and BlackRock Life Limited The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Executive officers, directors and greater than ten percent stockholders also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto and written representations furnished to us during the most recent fiscal year, no person who at any time during the fiscal year was a director, officer, or beneficial owner of more than 10% of any class of our equity securities failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Procedures for Approval of Related Party Transactions

Our Board has adopted a policy regarding the approval of any “interested transaction,” which is any transaction or series of transactions in which we or any of our subsidiaries is or are to be a participant, the amount involved exceeds $50,000, and a “related person” (as defined under SEC rules) has a direct or indirect material interest. The Board will take into account, among other facts and circumstances it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the related party’s interest in the transaction. Our policy requires any director who may be interested in an interested transaction to recuse himself or herself from any consideration of such transaction. If an Interested transaction will be ongoing, the Board may establish guidelines for the Company’s management to follow in its dealings with the related party.

Related Party Transactions

Leases with Darden

We entered into the triple net leases with Darden, pursuant to which certain of Darden’s operating subsidiaries lease our properties from us as landlord. Darden Restaurants, Inc. entered into separate guaranties pursuant to which it guaranteed the obligations of the tenants under substantially all of the leases it entered into with us. Because the leases are triple-net leases, in addition to rent, Darden is required to pay, among other things and subject to limited exceptions set forth in the leases, all taxes, insurance, utilities, maintenance and repair costs and license fees. In 2015, Darden paid us approximately $13.6 million under the leases.

Transition Services Agreement

Darden agreed to provide us with certain administrative and support services on a transitional basis, including finance and accounting services, accounts payable services, property accounting services, SEC filing review services, sales tax services, human resources services, including benefits services and compensation services and inventory purchasing services. pursuant to the Transition Services Agreement we entered into with Darden for a period not to exceed one year. The fees charged by Darden to us in 2015 were $109,809.

Franchise Agreements

Darden granted the right and license to our subsidiary, Kerrow, to operate LongHorn Steakhouse restaurants in the San Antonio, Texas area in connection with the Spin-Off. The Franchise Agreements include, among other things, a license to display trademarks, utilize trade secrets and purchase proprietary products from Darden. Other services to be included pursuant to the Franchise Agreements are marketing services, training and access to certain LongHorn operating procedures. The Franchise Agreements also contain provisions under which Darden may provide certain technical support for the LongHorn San Antonio Business. The fees charge by Darden to us in 2015 under the Franchise Agreements were $185,968

33

MISCELLANEOUS

Stockholder Proposals and Nominations

Any proposal of a stockholder intended to be included in our proxy statement for the 2017 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received by us no later than January 3, 2017, unless the date of our 2016 Annual Meeting of Stockholders is more than 30 days before or after May 20, 2016, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be directed to our General Counsel and Secretary, at 591 Redwood Highway, Suite 1150 Mill Valley, California 94941.

A stockholder nomination of a person for election to our Board or a proposal for consideration at our 2017 Annual Meeting of Stockholders not intended to be included in our proxy statement pursuant to SEC Rule 14a-8 must be submitted in accordance with the advance notice procedures and other requirements set forth in Section 6 of Article II of our bylaws. Pursuant to Section 6 of Article II of our bylaws, we must receive timely notice of the nomination or other proposal in writing by not later than March 18, 2017, nor earlier than February 16, 2017. However, in the event that the 2017 Annual Meeting of Stockholders is advanced or delayed by more than 25 days from the first anniversary of the date of the 2016 Annual Meeting of Stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or the first public announcement of the meeting, whichever occurs first. A copy of our bylaws can be obtained from our General Counsel and Secretary, at 591 Redwood Highway, Suite 1150 Mill Valley, California 94941.

Householding

Any stockholder, including both stockholders of record and beneficial holders who own their shares through a broker, bank or other nominee, who share an address with another holder of our common stock are only being sent one Notice of Internet Availability of Proxy Materials or set of proxy materials, unless such holders have provided contrary instructions. We will deliver promptly upon written or oral request a separate copy of these materials to any holder at a shared address to which a single copy of the proxy materials were delivered. If you wish to receive a separate copy of these materials in the future or if you are receiving multiple copies and would like to receive a single copy, please contact our General Counsel and Secretary, in writing, at 591 Redwood Highway, Suite 1150 Mill Valley, California 94941, or by telephone at 415-965-8030.

Other Matters

We do not intend to bring before the Annual Meeting any matters other than the proposals specifically described above, and we know of no matters other than those to come before the Annual Meeting. If any other matters properly come before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of our management on such matters, including any matters dealing with the conduct of the Annual Meeting.

By Order of the Board of Directors

James L. Brat General Counsel and Secretary

Mill Valley, California
May 3, 2016

34

Appendix A

FOUR CORNERS PROPERTY TRUST, INC.

2015 OMNIBUS INCENTIVE PLAN

 FOUR CORNERS PROPERTY TRUST, INC.

2015 OMNIBUS INCENTIVE PLAN

1.	PURPOSE

 The Plan is intended to (a) provide eligible individuals with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability and that will benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of recruiting, rewarding, and retaining key personnel. To this end, the Plan provides for the grant of Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Unrestricted Stock, Dividend Equivalent Rights, Performance Shares and other Performance-Based Awards, Other Equity-Based Awards, and cash bonus awards. Any of these Awards may, but need not, be made as performance incentives to reward the holders of such Awards for the achievement of performance goals in accordance with the terms of the Plan. All Options granted under the Plan shall be nonqualified stock options.

2.	DEFINITIONS

For purposes of interpreting the Plan documents, including the Plan and Award Agreements, the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:

2.1“Accounting Firm” shall mean a nationally recognized accounting firm, or actuarial, benefits or compensation consulting firm (with experience in performing the calculations regarding the applicability of Code Section 280G and of the tax imposed by Code Section 4999) selected by the Company immediately prior to a Change in Control.

2.2 “Affiliate” shall mean any Person that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a Controlling Interest in such entity.

2.3 “Applicable Laws” shall mean the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

2.4 “Award” shall mean a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award, or cash.

2.5 “Award Agreement” shall mean the written agreement, in such written, electronic, or other form as determined by the Committee, between the Company and a Grantee that evidences and sets forth the terms and conditions of an Award.

2.6 “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

2.7 “Board” shall mean the Board of Directors of the Company.

2.8 “Cause” shall have the meaning set forth in an applicable agreement between a Grantee and the Company or an Affiliate, and in the absence of any such agreement, shall mean, with respect to any Grantee and as determined by the Committee, (a) an act or acts of fraud or misappropriation on the Grantee’s part which result in or are intended to result in the Grantee’s personal enrichment at the expense of the Company and which constitute a criminal offense under state or federal laws, (ii) the Grantee’s continued failure to substantially perform the Grantee’s duties with the Company (other than any such failure resulting from the Grantee’s incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Grantee by the Committee, which demand specifically identifies the manner in which the Committee believes that the Grantee has not substantially performed the Grantee’s duties; (iii) the Grantee’s willful engagement in conduct that is demonstrably and materially injurious to the Company, monetarily or otherwise; or (iv) the Grantee’s conviction of, or entering into a plea of either guilty or nolo contendere to, any felony, including, but not limited to, a felony involving moral turpitude, embezzlement, theft or similar act that occurred during or in the course of the Grantee’s employment with the Company. For purposes of the Plan, an act, or failure to act, shall not be deemed to be “willful” unless it is done, or omitted to be done, by the Grantee in bad faith or without a reasonable belief that the action or omission was in the best interests of the Company.

2.9 “Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all shares of Stock.

2.10 “Change in Control” shall mean, subject to Section 18.10, the occurrence of any of the following:

(a)   Any individual, entity or group (within the meaning of Section 13d(3) or 14(d)(2) of the Exchange Act) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent 30% or more of either (i) the then-outstanding shares of Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding Voting Stock of the Company (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2.10(a), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any company controlled by, controlling or under common control with the Company or (D) any acquisition pursuant to a transaction that complies with Sections 2.10(b)(i), (ii) and (iii);

(b)   Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or securities of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no individual, entity or group (within the meaning of Section 13d(3) or 14(d)(2) of the Exchange Act) (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, thirty percent 30% or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(c)   Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto.

2.11 “Code” shall mean the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code Section.

2.12 “Committee” shall mean a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).

2.13 “Company” shall mean Four Corners Property Trust, Inc. and any successor thereto.

2.14 “Controlling Interest” shall have the meaning set forth in Treasury Regulation Section 1.414(c)-2(b)(2)(i); provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where a grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.15 “Covered Employee” shall mean a Grantee who is, or could become, a “covered employee” within the meaning of Code Section 162(m)(3).

2.16 “Deferred Stock Unit” shall mean a Restricted Stock Unit, the terms of which provide for delivery of the underlying shares of Stock, cash, or a combination thereof subsequent to the date of vesting, at a time or times consistent with the requirements of Code Section 409A.

2.17 “Dividend Equivalent Right” shall mean a right, granted to a Grantee pursuant to Section 12, entitling the Grantee thereof to receive, or to receive credits for the future payment of, cash, Stock, other Awards, or other property equal in value to dividend payments or distributions, or other periodic payments, declared or paid with respect to a number of shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) as if such shares of Stock had been issued to and held by the Grantee of such Dividend Equivalent Right as of the record date.

2.18 “Effective Date” shall mean October 20, 2015.

2.19 “Employee” shall mean, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

2.20 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.21 “Excise Tax” shall mean, collectively, (i) the tax imposed by Section 4999 of the Code, (ii) any similar tax imposed by state or local law, and (iii) any interest or penalties with respect to any tax described in clause (i) or (ii).

2.22 “Fair Market Value” shall mean the fair market value of a share of Stock for purposes of the Plan, which shall be, as of any date of determination:

(a)   If on such date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another Securities Market, the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b)   If on such date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.22 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value will be determined by the Committee in good faith using any reasonable method as it deems appropriate, to be applied consistently with respect to Grantees; provided, further, that the Committee shall determine the Fair Market Value of shares of Stock for tax withholding obligations due in connection with sales, by or on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price, SAR Price, and/or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options and Stock Appreciation Rights, as described in Section 14.3,and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including but not limited to using the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.

2.23 “Family Member” shall mean, with respect to any Grantee as of any date of determination, (a) a Person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any Person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

2.24 “Grant Date” shall mean, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

2.25 “Grantee” shall mean a Person who receives or holds an Award under the Plan.

2.26 “Group” shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.

2.27 “Net After-Tax Receipt” shall mean the present value (as determined in accordance with Sections 280G(b)(2)(A)(ii) and 280G(d)(4) of the Code) of a Payment net of all taxes imposed on the Executive with respect thereto under Sections 1 and 4999 of the Code and under applicable state and local laws, determined by applying the highest marginal rate under Section 1 of the Code and under state and local laws which applied to the Grantee’s taxable income for the immediately preceding taxable year, or such other rate(s) as the Grantee certifies, in the Grantee’s sole discretion, as likely to apply to the Grantee in the relevant tax year(s).

2.28 “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Exchange Act.

2.29 “Officer” shall have the meaning set forth in Rule 16a-1(f) under the Exchange Act.

2.30 “Option” shall mean an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to Section 8.

2.31 “Option Price” shall mean the per share exercise price for shares of Stock subject to an Option.

2.32 “Other Equity-Based Award” shall mean an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, or a Performance Share or other Performance-Based Award.

2.33 “Outside Director” shall have the meaning set forth in Code Section 162(m)(4)(C)(i).

2.34 “Reduced Amount” shall mean $1,000.00 less than the greatest amount of Payments that can be paid that would not result in the imposition of the excise tax under Section 4999 of the Code if the Accounting Firm determines to reduce Payments pursuant to Section 17.

2.35 “Performance-Based Award” shall mean an Award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares, Other Equity-Based Awards, or cash made subject to the achievement of performance goals (as provided in Section 13) over a Performance Period specified by the Committee.

2.36 “Performance-Based Compensation” shall mean compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for Qualified Performance-Based Compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for Qualified Performance-Based Compensation does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

2.37 “Performance Measures” shall mean measures as specified in Section 13.6.4 on which the performance goal or goals under Performance-Based Awards are based and which are approved by the Company’s stockholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

2.38 “Performance Period” shall mean the period of time, up to ten (10) years, during or over which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

2.39 “Performance Shares” shall mean a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Stock, made subject to the achievement of performance goals (as provided in Section 13) over a Performance Period of up to ten (10) years.

2.40 “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

2.41 “Plan” shall mean this Four Corners Property Trust, Inc. 2015 Omnibus Incentive Plan, as amended from time to time.

2.42 “Qualified Performance-Based Compensation” shall have the meaning set forth in Code Section 162(m).

2.43 “Restricted Period” shall mean a period of time established by the Committee during which an Award of Restricted Stock, Restricted Stock Units, or Deferred Stock Units is subject to restrictions.

2.44 “Restricted Stock” shall mean shares of Stock awarded to a Grantee pursuant to Section 10.

2.45 “Restricted Stock Unit” shall mean a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in shares of Stock, cash, or a combination thereof.

2.46 “SAR Price” shall mean the per share exercise price of a SAR.

2.47 “Securities Act” shall mean the Securities Act of 1933, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.48 “Securities Market” shall mean an established securities market.

2.49 “Separation from Service” shall have the meaning set forth in Code Section 409A.

2.50 “Service” shall mean service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive. If a Service Provider’s employment or other Service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other Service relationship to the Company or any other Affiliate.

2.51 “Service Provider” shall mean (a) an Employee or director of the Company or an Affiliate, or (b) a consultant or adviser to the Company or an Affiliate (i) who is a natural person, (ii) who is currently providing bona fide services to the Company or an Affiliate, and (iii) whose services are not in connection with the Company’s sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s Capital Stock.

2.52 “Service Recipient Stock” shall have the meaning set forth in Code Section 409A.

2.53 “Share Limit” shall have the meaning set forth in Section 4.1.

2.54 “Short-Term Deferral Period” shall have the meaning set forth in Code Section 409A.

2.55 “Stock” shall mean the common stock, par value $0.01 per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 16.1.

2.56 “Stock Appreciation Right” or “SAR” shall mean a right granted to a Grantee pursuant to Section 9.

2.57 “Stock Exchange” shall mean the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, or another established national or regional stock exchange.

2.58 “Subsidiary” shall mean any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of Voting Stock. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of Service Recipient Stock under Code Section 409A.

2.59 “Substitute Award” shall mean an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of the Company, an Affiliate, or a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

2.60 “Unrestricted Stock” shall mean Stock that is free of any restrictions.

2.61 “Voting Stock” shall mean, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers, or other voting members of the governing body of such Person.

3.	ADMINISTRATION OF THE PLAN

3.1   Committee.

3.1.1   Powers and Authorities. The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company’s articles of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all Persons, whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.

In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2   Composition of the Committee. The Committee shall be a committee composed of not fewer than two (2) directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be (a) a Non-Employee Director, (b) an Outside Director, and (c) an independent director in accordance with the rules of any Stock Exchange on which the Stock is listed; provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

3.1.3   Other Committees. The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which (a) may administer the Plan with respect to Grantees who are not Officers or directors of the Company, (b) may grant Awards under the Plan to such Grantees, and (c) may determine all terms of such Awards, in each case, excluding (for the avoidance of doubt) Performance-Based Awards intending to constitute Qualified Performance-Based Compensation and subject, if applicable, to the requirements of Rule 16b-3 under the Exchange Act and the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

3.1.4   Delegation by Committee. To the extent permitted by Applicable Laws, the Committee may, by resolution, delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the

Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) Officers, (ii) Covered Employees, or (iii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan, any Award, or any Award Agreement. Any delegation hereunder will be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan will be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 will serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority will have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” will, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

3.2   Board. The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s articles of incorporation and bylaws and Applicable Laws.

3.3   Terms of Awards.

3.3.1   Committee Authority. Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(a)   designate Grantees;

(b)   determine the type or types of Awards to be made to a Grantee;

(c)   determine the number of shares of Stock to be subject to an Award or to which an Award relates;

(d)   establish the terms and conditions of each Award (including the Option Price, the SAR Price, and the purchase price for applicable Awards; the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto; the treatment of an Award in the event of a Change in Control (subject to applicable agreements);

(e)   prescribe the form of each Award Agreement evidencing an Award;

(f)   subject to the limitation on repricing in Section 3.4, amend, modify, or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural Persons who are foreign nationals or are natural Persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award; and

(g)   make Substitute Awards.

3.3.2   Forfeiture; Recoupment. The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of, or in conflict with, any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company or Affiliate policy or procedure, (f) other agreement, or (g) other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. If the Grantee of an outstanding Award is an Employee of the Company or an Affiliate and such Grantee’s Service is terminated for Cause, the Committee may annul such Grantee’s outstanding Award as of the date of the Grantee’s termination of Service for Cause.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company (x) to the extent set forth in this Plan or an Award Agreement or (y) to the extent the Grantee is, or in the future becomes, subject to (1) any Company or Affiliate “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Laws, or (2) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws.

3.4   No Repricing Without Stockholder Approval. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction), the Company may not: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Price, as applicable, of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Price, as applicable, that is less than the Option Price or SAR Price, as applicable, of the original Options or SARs; or (c) cancel outstanding Options or SARs with an Option Price or SAR Price, as applicable, above the current Fair Market Value in exchange for cash or other securities, in each case, unless such action is subject to and approved by the Company’s stockholders.

3.5   Deferral Arrangement. The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Deferred Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV);provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs.

3.6   Registration; Share Certificates. Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.	STOCK SUBJECT TO THE PLAN

4.1   Number of Shares of Stock Available for Awards. Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 16, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to two million one hundred thousand (2,100,000) shares of Stock (the “Share Limit”). Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan.

4.2   Adjustments in Authorized Shares of Stock. In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan of another business entity that is a party to such transaction and to grant Substitute Awards under the Plan for such awards. The Share Limit pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed awards and Substitute Awards. Shares available for issuance under a stockholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the

Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

4.3   Share Usage.

(a)   Shares of Stock covered by an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1.

(b)   Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to Section 10, will be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to an Award.The number of shares of Stock subject to an Award of SARs will be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise of the SARs. The target number of shares issuable under a Performance Share grant shall be counted against the Share Limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Shares to the extent different from such target number of shares. Awards that do not entitle the Grantee thereof to receive or purchase shares of Stock and Awards that are settled in cash shall not be counted against the Share Limit set forth in Section 4.1.

(c)   If any shares of Stock covered by an Award are not purchased or are forfeited or expire or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the Share Limit with respect to such Award shall, to the extent of any such forfeiture, termination, expiration, or settlement, again be available for making Awards under the Plan.

(d)   The number of shares of Stock available for issuance under the Plan will not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of shares of Stock upon exercise of an Option, (ii) that were not issued upon the net settlement or net exercise of a Stock-settled SAR granted under the Plan, (iii) deducted or delivered from payment of an Award granted under the Plan in connection with the Company’s tax withholding obligations as provided in Section 18.3, or (iv) purchased by the Company with proceeds from Option exercises.

5.	TERM; AMENDMENT AND TERMINATION

5.1   Term. The Plan shall become effective as of the Effective Date. The Plan shall terminate on the first to occur of (a) the tenth (10th) anniversary of the Effective Date, (b) the date determined in accordance with Section 5.2, and (c) the date determined in accordance with Section 16.3. Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).

5.2 Amendment, Suspension, and Termination. The Board may, at any time and from time to time, amend, suspend, or terminate the Plan; provided that, with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair the rights or obligations under any such Award. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1   Eligible Grantees. Subject to this Section 6, Awards may be made under the Plan to (a) any Service Provider, as the Committee shall determine and designate from time to time, and (b) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2   Limitation on Shares of Stock Subject to Awards and Cash Awards. During any time when the Company has any class of common equity securities registered under Section 12 of the Exchange Act, but subject to adjustment as provided in Section 16:

(a)   The maximum number of shares of Stock that may be granted under the Plan, pursuant to Options or SARs, in a fiscal year to any Person eligible for an Award under Section 6.1, other than a Non-Employee Director of the Company, is seven hundred fifty thousand (750,000) shares of Stock;

(b)   The maximum number of shares of Stock that may be granted under the Plan, pursuant to Awards other than Options or SARs that are Stock-denominated and are either Stock- or cash-settled, in a fiscal year to any Person eligible for an Award under Section 6.1, other than a Non-Employee Director of the Company, is seven hundred fifty thousand (750,000) shares of Stock;

(c)   The maximum Fair Market Value of shares of Stock that may be granted under the Plan, pursuant to Awards, in a fiscal year to any Non-Employee Director of the Company is five hundred thousand dollars ($500,000); and

(d)   The maximum amount that may be paid as a cash-denominated Performance-Based Award (whether or not cash-settled) for a Performance Period to any Person eligible for an Award under Section 6.1 shall be ten million dollars ($10,000,000).

6.3   Stand-Alone, Additional, Tandem, and Substitute Awards. Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem, exchange, or Substitute Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in a manner consistent with Code Section 409A for any Option or SAR.

6.4   Minimum Vesting Period. Except with respect to a maximum of five percent (5%) of the Share Limit, as may be adjusted pursuant to Section 4.2, and except as otherwise provided in Section 16, no Award shall provide for vesting which is any more rapid than vesting on the one (1) year anniversary of the Grant Date or, with respect to Awards that vest upon the attainment of performance goals, a Performance Period that is less than twelve (12) months.

7.	AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1   Option Price. The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of one (1) share of Stock.

8.2   Vesting and Exercisability. Subject to Sections 8.3 and 16.3, each Option granted under the Plan shall become vested and/or exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing.

8.3   Term. Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural Person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of a period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.

8.4   Termination of Service. Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5   Limitations on Exercise of Option. Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 16 which results in the termination of such Option.

8.6   Method of Exercise. Subject to the terms of Section 14 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised, plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7   Rights of Holders of Options. Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other Person. Except as provided in Section 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8   Delivery of Stock. Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.6.

8.9   Transferability of Options. Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10   Family Transfers. If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1   Right to Payment and SAR Price. A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one (1) share of Stock on the date of exercise, over (b) the SAR Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award, or without regard to any Option or other Award; provided that a SAR that is granted in tandem with all or part of an Option will have the same term, and expire at the same time, as the related Option; provided, further, that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

9.2   Other Terms. The Committee shall determine, on the Grant Date or thereafter, the time or times at which, and the circumstances under which, a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements); the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions; the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award; and any and all other terms and conditions of any SAR.

9.3   Term. Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4   Rights of Holders of SARs. Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising a SAR shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock underlying such SAR, to direct the voting of the shares of Stock underlying such SAR, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock underlying such SAR, if any, are issued to such Grantee or other Person. Except as provided in Section 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock underlying a SAR for which the record date is prior to the date of issuance of such shares of Stock, if any.

9.5   Transferability of SARs. Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.6   Family Transfers. If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this

Section 9.6, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK, RESTRICTED STOCK UNITS, AND DEFERRED STOCK UNITS

10.1   Grant of Restricted Stock, Restricted Stock Units, and Deferred Stock Units. Awards of Restricted Stock, Restricted Stock Units, and Deferred Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

10.2   Restrictions. At the time a grant of Restricted Stock, Restricted Stock Units, or Deferred Stock Units is made, the Committee may, in its sole discretion, (a) establish a Restricted Period applicable to such Restricted Stock, Restricted Stock Units, or Deferred Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock, Restricted Stock Units, or Deferred Stock Units as provided in Section 13. Awards of Restricted Stock, Restricted Stock Units, and Deferred Stock Units may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

10.3   Registration; Restricted Stock Certificates. Pursuant to Section 3.6, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.6 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (b) such certificates shall be delivered to such Grantee, providedthat such certificates shall bear legends that comply with Applicable Laws and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

10.4   Rights of Holders of Restricted Stock. Unless the Committee provides otherwise in an Award Agreement and subject to the restrictions set forth in the Plan, any applicable Company program, and the applicable Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividend payments or distributions declared or paid with respect to such shares of Restricted Stock. The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock that (a) any cash dividend payments or distributions paid on Restricted Stock shall be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock or (b) any dividend payments or distributions declared or paid on shares of Restricted Stock shall only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such shares of Restricted Stock. Dividend payments or distributions declared or paid on shares of Restricted Stock which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such shares of Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such shares of Restricted Stock shall promptly forfeit and, to the extent already paid or distributed, repay to the Company such dividend payments or distributions. All stock dividend payments or distributions, if any, received by a Grantee with respect to shares of Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock.

10.5   Rights of Holders of Restricted Stock Units and Deferred Stock Units.

10.5.1   Voting and Dividend Rights. Holders of Restricted Stock Units and Deferred Stock Units shall have no rights as stockholders of the Company (for example, the right to receive dividend payments or distributions attributable to the shares of Stock underlying such Restricted Stock Units and Deferred Stock Units, to direct the voting of the shares of Stock underlying such Restricted Stock Units and Deferred Stock Units, or to receive notice of any meeting of the Company’s stockholders).

10.5.2   Creditor’s Rights. A holder of Restricted Stock Units or Deferred Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Restricted Stock Units and Deferred Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6   Termination of Service. Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of the Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock, Restricted Stock Units, or Deferred Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock, Restricted Stock Units, or Deferred Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends or Dividend Equivalent Rights, as applicable, with respect to such Restricted Stock, Restricted Stock Units, or Deferred Stock Units.

10.7   Purchase of Restricted Stock and Shares of Stock Subject to Restricted Stock Units and Deferred Stock Units. The Grantee of an Award of Restricted Stock, vested Restricted Stock Units, or vested Deferred Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Restricted Stock Units or Deferred Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Restricted Stock Units or Deferred Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Restricted Stock Units or Deferred Stock Units. Such purchase price shall be payable in a form provided in Section 14 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered by the Grantee to the Company or an Affiliate.

10.8   Delivery of Shares of Stock. Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, without limitation, any performance goals or delayed delivery period, the restrictions applicable to Restricted Stock, Restricted Stock Units, or Deferred Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.6, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Restricted Stock Unit or Deferred Stock Unit once the shares of Stock represented by such Restricted Stock Unit or Deferred Stock Unit have been delivered in accordance with this Section 10.8.

11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

11.1   Unrestricted Stock Awards. Subject to Section 6.4, the Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Unrestricted Stock under the Plan. Awards of Unrestricted Stock may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of Service rendered or, if so provided in the related Award Agreement or a separate agreement, to be rendered by the Grantee to the Company or an Affiliate or other valid consideration, in lieu of or in addition to any cash compensation due to such Grantee.

11.2   Other Equity-Based Awards. The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value, and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards on the Grant Date or thereafter. Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of the Grantee’s Service, upon the termination of the Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

12.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

12.1   Dividend Equivalent Rights. A Dividend Equivalent Right may be granted hereunder,provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock or Awards, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash, shares of Stock, or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may (a) provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award or (b) contain terms and conditions which are different from the terms and conditions of such other Award, providedthat Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and, to the extent already paid or distributed, repay to the Company payments or distributions made in connection with such Dividend Equivalent Rights.

12.2   Termination of Service. Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.

13.	TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

13.1   Grant of Performance-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards in such amounts and upon such terms as the Committee shall determine.

13.2   Value of Performance-Based Awards. Each grant of a Performance-Based Award shall have an initial cash value or an actual or target number of shares of Stock that is established by the Committee as of the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that will be paid out to the Grantee thereof.

13.3   Earning of Performance-Based Awards. Subject to the terms of the Plan, in particular Section 13.6.3, after the applicable Performance Period has ended, the Grantee of a Performance-Based Award shall be entitled to receive a payout of the value earned under such Performance-Based Award by such Grantee over such Performance Period.

13.4   Form and Timing of Payment of Performance-Based Awards. Payment of the value earned under Performance-Based Awards shall be made, as determined by the Committee, in the form, at the time, and in the manner described in the applicable Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, (i) may pay the value earned under Performance-Based Awards in the form of cash, shares of Stock, other Awards, or a combination thereof, including shares of Stock and/or Awards that are subject to any restrictions deemed appropriate by the Committee, and (ii) shall pay the value earned under Performance-Based Awards at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Performance-Based Awards, such payment shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which such Performance Period ends.

13.5   Performance Conditions. The right of a Grantee to exercise or to receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

13.6   Performance-Based Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute Qualified Performance-Based Compensation for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such Performance-Based Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 13.6.

13.6.1   Performance Goals Generally. The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 13.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Awards shall be granted, exercised, and/or settled upon achievement of any single performance goal or of two (2) or more performance goals. Performance goals may differ for Performance-Based Awards granted to any one Grantee or to different Grantees.

13.6.2   Timing For Establishing Performance Goals. Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) ninety (90) days after the beginning of any Performance Period applicable to such Performance-Based Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Performance-Based Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

13.6.3   Payment of Awards; Other Terms. Payment of Performance-Based Awards shall be in cash, shares of Stock, other Awards, or a combination thereof, including shares of Stock and/or Awards that are subject to any restrictions deemed appropriate by the Committee, in each case as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with such Performance-Based Awards. The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Performance-Based Awards. In the event payment of the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.

13.6.4   Performance Measures. The performance goals upon which the vesting or payment of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be conditioned shall be limited to the following Performance Measures, with or without adjustment (including pro forma adjustments):

(a)	net earnings or net income;

(b)	operating earnings;

(c)	pretax earnings;

(d)	earnings per share;

(e)	share price, including growth measures and total stockholder return;

(f)	new unit growth;

(g)	new unit return on investment;

(h)	earnings before interest and taxes;

(i)	earnings before interest, taxes, depreciation, and/or amortization;

(j)	earnings before interest, taxes, depreciation, and/or amortization as adjusted to exclude any one or more of the following:

•	rent costs;

•	stock-based compensation expense;

•	income from discontinued operations;

•	gain on cancellation of debt;

•	debt extinguishment and related costs;

•	restructuring, separation, and/or integration charges and costs;

•	reorganization and/or recapitalization charges and costs;

•	impairment charges;

•	merger-related events;

•	gain or loss related to investments;

•	sales and use tax settlements; and

•	gain on non-monetary transactions;

(k)	sales or revenue growth or targets, whether in general or by type of product, service, or customer;

(l)	gross or operating margins;

(m)	return measures, including return on assets, capital, investment, equity, sales, or revenue;

(n)	cash flow, including:

•	operating cash flow or fund from operations;

•	free cash flow, defined as earnings before interest, taxes, depreciation, and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the Performance Measure specified in clause (h) above) less capital expenditures;

•	levered free cash flow, defined as free cash flow less interest expense;

•	cash flow return on equity; and

•	cash flow return on investment;

(o)	productivity ratios;

(p)	costs, reductions in cost, and cost control measures;

(q)	expense targets;

(r)	market or market segment share or penetration;

(s)	financial ratios as provided in credit agreements of the Company and its subsidiaries;

(t)	working capital targets;

(u)	completion of acquisitions of businesses or companies;

(v)	completion of divestitures and asset sales;

(w)	regulatory achievements or compliance;

(x)	customer satisfaction measurements;

(y)	execution of contractual arrangements or satisfaction of contractual requirements or milestones;

(z)	product development achievements; and

(aa)	any combination of the foregoing business criteria.

Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company, its Subsidiaries, and other Affiliates as a whole, (ii) the Company, any Subsidiary, any other Affiliate, or any combination thereof, or (iii) any one or more business units or operating segments of the Company, any Subsidiary, and/or any other Affiliate, in each case as the Committee, in its sole discretion, deems appropriate, (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate, and (c) may be stated as a combination of one or more Performance Measures, and on an absolute or relative basis. In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (e) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee shall also have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 13.

13.6.5   Evaluation of Performance. The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments, or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating, or non-recurring items; (f) acquisitions or divestitures; (g) foreign exchange gains and losses; (h) impact of shares of Stock purchased through share repurchase programs; (i) tax valuation allowance reversals; (j) impairment expense; and (k) environmental expense. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

13.6.6   Adjustment of Performance-Based Compensation. The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

13.6.7   Committee Discretion. In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m). In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 13.6.4.

13.6.8   Status of Awards Under Code Section 162(m). It is the intent of the Company that Performance-Based Awards under Section 13.6 granted to Grantees who are designated by the Committee as likely to be Covered Employees shall, if so designated by the Committee, constitute Qualified Performance-Based Compensation. Accordingly, the terms of Section 13.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan, the applicable Award Agreement, or any other agreement relating to any such Performance-Based Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

14.	FORMS OF PAYMENT

14.1   General Rule. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units shall be made in cash or in cash equivalents acceptable to the Company.

14.2   Surrender of Shares of Stock. To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

14.3   Cashless Exercise. To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and/or any withholding taxes described in Section 18.3.

14.4   Other Forms of Payment. To the extent that the applicable Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units may be made in any other form that is consistent with Applicable Laws, including (a) with respect to Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units only, Service rendered or to be rendered by the Grantee thereof to the Company or an Affiliate and (b) with the consent of the Company, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or purchase price and/or the required tax withholding amount.

15.	REQUIREMENTS OF LAW

15.1   General. The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, the Company, an Affiliate, or any other Person of any provision of the Company’s articles of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any shares of Stock subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, sale, issuance, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, sold, or issued to the Grantee or any other Person under such Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other Person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination by the Committee in connection with the foregoing shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.2   Rule 16b-3. During any time when the Company has any class of common equity securities registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

16.	EFFECT OF CHANGES IN CAPITALIZATION

16.1   Changes in Stock. If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of Capital Stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of Capital Stock for which grants of Options and other Awards may be made under the Plan, including the Share Limit set forth in Section 4.1 and the individual share limitations set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of Capital Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of Capital Stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

16.2   Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control. Subject to Section 16.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the Capital Stock to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price of any outstanding Option or SAR so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares of Capital Stock subject to such Award, or received by the Grantee, as a result of such reorganization, merger, or consolidation. In the event of any reorganization, merger, or consolidation of the Company referred to in this Section 16.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the Capital Stock that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger, or consolidation.

16.3   Change in Control in which Awards are not Assumed. Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

(a)   Immediately prior to the occurrence of such Change in Control, in each case with the exception of Performance-Based Awards, all outstanding shares of Restricted Stock, and all Restricted Stock Units, Deferred Stock Units, and Dividend Equivalent Rights shall be deemed to have vested, and all shares of Stock and/or cash subject to such Awards shall be delivered; and one or both of the two (2) actions described below in Sections 16.3(a)(i) and (ii) shall be taken:

(i)   At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days. Any exercise of an Option or SAR during this fifteen (15)-day period shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (ii) below) as determined by the Committee in its sole discretion. The Committee shall send notice of an event that shall result in such a termination to all Persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

(ii)   The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or Capital Stock having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock, Restricted Stock Units, Deferred Stock Units, and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Options or SARs. For the avoidance of doubt, if the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction is equal to or less than the Option Price or SAR Price applicable to a given Option or SAR, then such Option or SAR may be cancelled without payment therefore.

(b)   Performance-Based Awards shall be treated as though target performance has been achieved. After application of this Section 16.3(b), if any Awards arise from application of this Section 16, such Awards shall be settled under the applicable provision of Section 16.3(a).

(c)   Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

16.4   Change in Control in which Awards are Assumed. Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan and the Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards of new stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, dividend equivalent rights, and other equity-based awards relating to the Capital Stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights.

16.5   Adjustments.Adjustments under this Section 16 related to shares of Stock or other Capital Stock of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement as of the Grant Date, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 16.1, 16.2, 16.3, and 16.4. This

Section 16 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

16.6   No Limitations on Company. The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or to engage in any other transaction or activity.

17.	PARACHUTE LIMITATIONS

The provisions of this Section 17 shall apply to all Grantees, unless, with respect to a Grantee, there is a conflict between the provisions of this Section 17 and the provisions set forth in an agreement between the Grantee and the Company or an Affiliate, in which case the provisions of such agreement shall apply to such Grantee. Each Grantee shall bear all expense of, and be solely responsible for, any Excise Tax imposed on the Grantee; provided, however, in the event that the Accounting Firm shall determine that receipt of all payments or distributions in the nature of compensation to or for the benefit of the Grantee, whether paid or payable pursuant to the Plan or otherwise (the “Payments”) would subject the Grantee to tax under Section 4999 of the Code, the Accounting Firm shall determine whether the Payments shall be reduced (but not below zero) to meet the definition of Reduced Amount. The Payments shall be reduced to the Reduced Amount only if the Accounting Firm determines that the Net After-Tax Receipt of unreduced aggregate Payments would be equal to or less than one-hundred ten percent (110%) of the Net After-Tax Receipt of the aggregate Payments if the Payments were reduced to the Reduced Amount.

If the Accounting Firm determines that aggregate Payments should be reduced to the Reduced Amount, the Company shall promptly give the Grantee notice to that effect and a copy of the detailed calculation thereof. All determinations made by the Accounting Firm under this Section 17 shall be binding upon the Company and the Grantee and shall be made as soon as reasonably practicable and in no event later than five (5) business days following the effective date of the applicable Change in Control, or such later date on which there has been a Payment. The reduction of the Payments, if applicable, shall be made in the order that would provide the Grantee with the largest amount of after-tax proceeds (with such order, to the extent permitted by Code Sections 280G and 409A designated by the Grantee, or otherwise determined by the Accounting Firm). All fees and expenses of the Accounting Firm in implementing the provisions of this Section 17 shall be borne by the Company.

As a result of the uncertainty in the application of Section 4999 of the Code, at the time of the initial determination by the Accounting Firm hereunder, it is possible that amounts shall have been paid or distributed by the Company to or for the benefit of the Grantee pursuant to the Plan which should not have been so paid or distributed (“Overpayment”) or that additional amounts which shall have not been paid or distributed by the Company to or for the benefit of the Grantee pursuant to the Plan could have been so paid or distributed (“Underpayment”), in each case, consistent with the calculation of the Reduced Amount hereunder. In the event that the Accounting Firm, based upon the assertion of a deficiency by the Internal Revenue Service against either the Company or the Grantee which the Accounting Firm believes has a high probability of success determines that an Overpayment has been made, the Grantee shall pay any such Overpayment to the Company, without interest; provided, however, that no amount shall be payable by the Grantee to the Company if and to the extent such payment would not either reduce the amount on which the Grantee is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Accounting Firm, based upon controlling precedent or substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be paid promptly (and in no event later than sixty (60)

days following the date on which the Underpayment is determined) by the Company to or for the benefit of the Grantee, without interest.

The Company and the Grantee shall provide the Accounting Firm access to and copies of any books, records, and documents in their possession as reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by this Section 17. For purposes of making the calculations required by this Section 17, the Accounting Firm may rely on reasonable, good faith interpretations concerning the application of Code Sections 280G and 4999.

18.	GENERAL PROVISIONS

18.1   Disclaimer of Rights. No provision in the Plan, any Award, or any Award Agreement shall be construed (a) to confer upon any individual the right to remain in the Service of the Company or an Affiliate, (b) to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any Person at any time, or (c) to terminate any Service or other relationship between any Person and the Company or an Affiliate. In addition, notwithstanding any provision of the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2   Nonexclusivity of the Plan. Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approvalshall be construed as creating any limitations upon the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board or the Committee in their discretion determine desirable.

18.3   Withholding Taxes. The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock, or such greater amount as may be permitted under applicable accounting standards.

18.4   Captions. The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5   Construction. Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

18.6   Other Provisions. Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.7   Number and Gender. With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, as the context requires.

18.8   Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.9   Governing Law. The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.10   Section 409A of the Code. The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the Short-Term Deferral Period will not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee’s Separation from Service will instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier).

Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A. No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.

Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A, and neither the

Company or an Affiliate nor the Board or the Committee will have any liability to any Grantee for such tax or penalty.

18.11   Limitation on Liability. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Company, an Affiliate, the Board, or the Committee will be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided, that this Section 18.11 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.

To record adoption of the Plan by the Board as of October 20, 2015 and approval of the Plan by the Company’s stockholder as of October 20, 2015, the Company has caused its authorized officer to execute the Plan.

FOUR CORNERS PROPERTY TRUST, INC.

By:
Name:
Title:

AMENDMENT NO. 1

TO THE

FOUR CORNERS PROPERTY TRUST, INC. 2015 OMNIBUS INCENTIVE PLAN

This Amendment No. 1 (this “Amendment”) to the Four Corners Property Trust, Inc. 2015 Omnibus Incentive Plan (the “Plan”) was adopted by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Four Corners Property Trust, Inc. (the “Company”) on December 23, 2015, and such adoption was ratified by the Board on December 23, 2015. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Plan.

1.   Section 18.9 of the Plan is hereby amended to read in its entirety as follows:

18.9 Governing Law. The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

To record the adoption of this Amendment of the Plan by the Committee on December 23, 2015, and the ratification of such adoption by the Board on December 23, 2015, the Company has caused its authorized officer to execute this Amendment.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ James L. Brat
	Name:	James L. Brat
	Title:	Secretary and General Counsel
	Date:	December 23, 2015

FOUR CORNERS PROPERTY TRUST

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FCPT2016**
You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E10490-P78825 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

FOUR CORNERS PROPERTY TRUST, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. William H. Lenehan	☐	☐	☐
1b. Douglas B. Hansen, Jr.	☐	☐	☐
1c. John Moody	☐	☐	☐
1d. Marran H. Ogilvie	☐	☐	☐
1e. Paul E. Szurek	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E10491-P78825

FOUR CORNERS PROPERTY TRUST, INC.
Annual Meeting of Stockholders
June 16, 2016 2:00 PM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Gerald R. Morgan and James L. Brat, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FOUR CORNERS PROPERTY TRUST, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM, EDT on June 16, 2016, at www.virtualshareholdermeeting.com/FCPT2016, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side